UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:   811-03342

Sit Mid Cap Growth Fund, Inc.
(Exact name of registrant as specified in charter)

80 South Eighth Street
3300 IDS Center
Minneapolis, MN 55402
(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer
Sit Mutual Funds, Inc.
80 South Eighth Street
3300 IDS Center
Minneapolis, MN 55402
(Name and address of agent for service)

Copy to:
Mike Radmer, Esq.
Dorsey & Whitney
Suite 1500
50 South Sixth Street
Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:
(612) 334-5888

Date of fiscal year end:   June 30, 2006

Date of reporting period:   December 31, 2005

Item 1:   Reports to Stockholders

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:   811-03343

Sit Large Cap Growth Fund, Inc.
(Exact name of registrant as specified in charter)

80 South Eighth Street
3300 IDS Center
Minneapolis, MN 55402
(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer
Sit Mutual Funds, Inc.
80 South Eighth Street
3300 IDS Center
Minneapolis, MN 55402
(Name and address of agent for service)

Copy to:
Mike Radmer, Esq.
Dorsey & Whitney
Suite 1500
50 South Sixth Street
Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:
(612) 334-5888

Date of fiscal year end:   June 30, 2006

Date of reporting period:   December 31, 2005

Item 1:   Reports to Stockholders

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:   811-06373

Sit Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

80 South Eighth Street
3300 IDS Center
Minneapolis, MN 55402
(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer
Sit Mutual Funds, Inc.
80 South Eighth Street
3300 IDS Center
Minneapolis, MN 55402
(Name and address of agent for service)

Copy to:
Mike Radmer, Esq.
Dorsey & Whitney
Suite 1500
50 South Sixth Street
Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:
(612) 334-5888

Date of fiscal year end:   June 30, 2006

Date of reporting period:   December 31, 2005

Item 1:   Reports to Stockholders

Sit Mutual Funds
Stock Funds
Semi-Annual Report

Six Months Ended December 31, 2005

A FAMILY OF NO-LOAD FUNDS

Balanced Fund
Dividend Growth Fund
Large Cap Growth Fund
Mid Cap Growth Fund
International Growth Fund
Small Cap Growth Fund
Science and Technology Growth Fund
Developing Markets Growth Fund

Sit Mutual Funds
STOCK FUNDS SEMI-ANNUAL REPORT
TABLE OF CONTENTS

Sit Mutual Funds
Six Months Ended December 31, 2005

Chairman’s Letter

Dear Fellow Shareholders:

          Most equity and fixed income indices managed only modest gains during calendar year 2005, reflecting the normal maturation of a bull market cycle for stocks and the steady increasing of interest rates by the Federal Reserve. While we see similar challenges persisting in 2006, there are clearly numerous investment opportunities, with the improving relative performance of growth stocks over the last nine months of 2005 serving as a prime example.

Economic Overview

          While the U.S. economy slowed in 2005 from the torrid pace witnessed in 2003 and 2004, real gross domestic product (GDP) growth of approximately +3.6% last year is quite impressive given the numerous obstacles to growth experienced during the year. Specifically, oil prices rose over 40%, the Federal Reserve raised the federal funds rate eight times (to the current 4.25%), and hurricanes during the third quarter caused unprecedented damage to the U.S. Gulf Coast. We expect another year of respectable performance for the economy with an estimate for 2006 GDP growth of +3.1%, down from last year, but still close to the country’s long-term average. The mid-cycle slowdown will likely be most evident in 1) the consumer sector, where there will be a modest retrenchment in spending; 2) housing, which has begun to slow due to higher interest rates; and 3) net exports, as a result of the strong performance of the U.S. dollar (making our exports somewhat less price-competitive) during 2005. While local and federal government spending should remain relatively steady, increased business spending should be the major driver of growth in the year ahead. Recent data and corporate surveys indicate improving momentum in most measures related to capital spending, largely driven by a combination of corporations’ robust financial condition, the desire for improved productivity, and signs of production capacity constraints emerging in many industries.
          Largely on the heels of higher energy costs, the Consumer Price Index (CPI) rose +3.4% in 2005, an uptick from 2004’s gain of +3.3%. We believe inflation is likely to diminish as an investor concern in 2006, as slower economic growth and relatively stable energy costs serve to limit CPI gains, perhaps to around the same level of growth experienced in 2005. Importantly, the combined impact of globalization and productivity trends appear to be holding labor costs in check, although this is something we will continue to monitor as the year progresses. We believe that these key trends- slower GDP growth and contained inflation- point to a much less active Federal Reserve in 2006.

          In terms of fiscal policy, 2005 was an unsuccessful year for the Administration in solving some of the country’s major fiscal problems. Prospects for major initiatives in the year ahead appear weak due to the President’s low poll ratings, the slow progress being made in Iraq and, most recently, revelations of broadening scandals between politicians and lobbyists, which to date appear more associated with Republicans than Democrats. The President’s modest agenda for 2006 is likely to include extending lower taxation rates on dividends and capital gains from 2008 to 2010, passing pension reform requiring more companies to pay more to fund pensions, and making deficit reduction a more significant priority.

Equity Strategy Summary

          Despite only modest returns posted by most major market indices, it was still possible to achieve very satisfactory results with focused strategies. Although we expect another year of subdued returns for most equity market averages, there is always ample opportunity to achieve superior results through sector weightings and sound stock selection.
          As was the case over the past year, we expect 2006 to have its fair share of challenges for the stock market. Perhaps the most notable “negative” is an imminent slowdown in earnings growth rates for the broad market, from mid-teens growth in 2005 to mid-single digit growth in 2006. And with consensus analyst forecasts (e.g., “bottom up”) calling for +16% EPS growth for the S&P 500 companies, there are likely to be some notable earnings disappoint-

ments in the year ahead. However, there are also several key positive trends that emerged over the past year that we believe signal opportunity in 2006. First, the relative performance of growth stocks improved following a difficult first quarter of 2005, with growth stocks across the Frank Russell capitalization indices outperforming their value counterparts over the final nine months of the year. Moderating overall corporate earnings growth has historically worked to the advantage of growth stock investors because the relative rate of earnings improves for growth companies. Second, with earnings rising and relatively unchanged stock prices, stocks are more attractively valued compared to one year ago. Encouragingly, price-earnings ratios for the domestic Sit equity funds declined, on average, by two multiple points over the past year. And finally, another trend worth noting is that corporations are no longer sitting on the significant cash balances accumulating over the last several years. Companies in the S&P 500 Index will return over $500 billion in 2005 to shareholders in the form of repurchases and dividends, an increase of over +36% from last year, according to Standard & Poors. We also expect high profitability levels and balance sheet strength to translate into broad improvements in capital spending in 2006.

          In terms of portfolio positioning for 2006, we continue to believe underlying economic and market fundamentals support “staying the course” with the same general strategy in place through most of 2005. We believe a significant commitment to the traditional growth sectors, including healthcare and technology, is appropriate based on our view that an emerging cycle favoring growth stocks is underway. And while we are unlikely to see a similarly dramatic increase in oil and natural gas prices in 2006, we continue to overweight energy-related industries based on our strong belief in a longer term supply/demand imbalance. Sector underweights, particularly relative to “core” (vs. growth) benchmarks, tend to be those sectors most vulnerable to rising inter-

est rates, including consumer durables and financial stocks.

          We continue to see investment opportunities in many regions outside the U.S. Importantly, while economic growth in emerging markets such as China and India continues at a torrid pace, two major regions are showing signs of life. First, it appears that Japan has finally emerged from its decade-and-a-half economic slump, and we have recently shifted to an overweighted position in Japan based on our belief in continued progress in 2006. Second, modest improvements have materialized in the European economy in recent months, leading us to slightly increase our allocation to the region, although we remain underweighted relative to the MSCI EAFE Index. Similar to our domestic equity strategy, we remain overweighted in high growth sectors such as healthcare and technology, along with a significant commitment to the energy sector.

With best wishes,

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

Sit Mutual Funds
Six Months Ended December 31, 2005

Performance Summary and Stock Funds Market Review

          After a slow start to 2005, stocks rebounded during the second half of the year as virtually every index we monitor posted a solid gain.

          In the U.S., mid-capitalization stocks were the star performers during the second half of 2006, as the S&P 400 MidCap Index posted a return of +8.38%, while the small cap Russell 2000® Index rose +5.88% and the larger cap S&P 500 Index gained +5.77%. Importantly, growth stocks outperformed value issues across all capitalization styles. For example, the Russell 1000® Growth Index rose +7.11% over the period, while the Russell 1000® Value gained +5.20%, and the Russell 2000® Value Index (+3.78% for the period) outperformed the Russell 2000® Growth (+8.01%) by over four percentage points.
          In terms of sector performance, fifteen of eighteen groups we monitor within the S&P 500 Index posted a positive return in the second half of 2005. Within the S&P 500 Index, the strongest sectors included non-energy minerals, industrial services and transportation. We estimate that each of these sectors provided a +20% or greater return over the period. Consumer-related sectors generally lagged during the period, as consumer services, retail trade, and consumer durables all trailed the overall index return. Health technology stocks, which were weighed down by large drug stocks, also underperformed. Both the technology services and electronic technology sectors outperformed the market averages, perhaps reflecting investors’ renewed enthusiasm for the growth stocks that emerged over the second half of the year. The strong performance of technology stocks was the primary factor driving the strong return for the NASDAQ OTC Composite Index, which rose +7.21% for the six-month period.
          Most international markets generated exceptional returns over the past six months, clearly outperforming the U.S. The MSCI World Index gained +10.25% over the six-month period, with the MSCI U.S.A. Index up only +5.86%. The MSCI Europe Index increased +9.84% over the period. The MSCI Pacific Index rose +26.46%, led by the MSCI Japan Index, which increased +33.31%.

SIT EQUITY FUNDS	3-Month Return*
Balanced SIBAX	2.23%
S&P 500 Index	2.09
Lehman Aggregate Bond Index	0.59
Dividend Growth SDVGX	1.90
S&P 500 Index	2.09
Large Cap Growth SNIGX	2.87
Russell 1000® Growth Index(1)(5)	2.98
S&P 500 Index(5)	2.09
Mid Cap Growth(2) NBNGX	3.15
Russell Mid Cap® Growth Index(1)(8)	3.44
S&P MidCap 400 Index(5)	3.34
International Growth(3) SNGRX	4.71
MSCI EAFE Growth Index(1)(6)	4.34
MSCI EAFE Index(6)	4.08
Small Cap Growth(2) SSMGX	1.25
Russell 2000® Growth Index(1)(7)	1.60
Russell 2000® Index(7)	1.13
Science & Technology Growth(4) SISTX	2.52
ArcaEx 100 Technology Index(1)	2.18
S&P 500 Index	2.09
Developing Markets Growth(3) SDMGX	5.97
MSCI Emerging Markets Index(7)	6.83
*3- and 6-month returns not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains.

(1)New primary index. Please see the the section titled “Fund Reviews and Portfolios of Investments” for the Fund for additional information.
(2)Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(3)International investing has special risks, such as currency exchange fluctuations, high volitility, illiquidity and the possibility of political instability.
(4)Since the Fund focuses its investment on companies involved in the technology sector, an Investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.
(5)Figures assume an inception date of 9/2/82.
(6)Figures assume an inception date of 10/31/91.
(7)Figures assume an inception date of 6/30/94.
(8)Russell Mid Cap® Growth Index inception 12/31/85.

	AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005

6-Month Return*	YTD 2005 1-Year	3-Year	5-Year	10-Year	Since Inception	Inception Date
5.77%	7.51%	11.86%	-0.17%	6.85%	7.65%	12/31/93
5.77	4.91	14.39	0.54	9.07	10.52
-0.08	2.43	3.62	5.87	6.16	6.34
6.37	9.41	—	—	—	10.14	12/31/03
5.77	4.91	—	—	—	7.84
8.57	9.59	16.02	-4.75	6.66	11.12	9/2/82
7.11	5.27	13.24	-3.58	6.73	12.06
5.77	4.91	14.39	0.54	9.07	13.54
13.12	15.27	23.16	-4.05	7.36	13.83	9/2/82
10.22	12.10	22.70	1.38	9.27	—
8.38	12.55	21.15	8.60	14.36	16.45
17.55	14.67	18.57	-4.83	1.73	5.00	11/1/91
15.27	13.28	20.19	1.92	3.33	4.16
14.88	13.54	23.68	4.55	5.84	6.58
14.20	18.52	19.42	-2.03	9.70	13.47	7/1/94
8.01	4.15	20.92	2.28	4.68	7.29
5.88	4.55	22.13	8.22	9.26	10.81
15.54	3.83	16.03	-14.64	—	1.08	12/31/97
12.19	7.36	22.20	0.53	—	14.12
5.77	4.91	14.39	0.54	—	4.78
23.87	33.77	31.53	10.32	5.68	4.34	7/1/94
25.00	30.31	34.23	16.18	4.42	3.43

Sit Mutual Funds
Total Return by Calendar Year

TOTAL RETURN BY CALENDAR YEAR

	1995	1996	1997	1998

Balanced, SIBAX (Inception 12/31/93)	25.43%	15.80%	21.73%	21.30%
S&P 500 Index	37.58	22.96	33.36	28.58
Lehman Aggregate Bond Index	18.47	3.63	9.65	8.69
Dividend Growth, SDVGX (Inception 12/31/03)	—	—	—	—
S&P 500 Index	—	—	—	—
Large Cap Growth, SNIGX (Inception 9/2/82)	31.66	23.05	31.70	30.56
Russell 1000® Growth Index(1)	37.18	23.12	30.48	38.72
S&P 500 Index	37.58	22.96	33.36	28.58
Mid Cap Growth(2), NBNGX (Inception 9/2/82)	33.64	21.87	17.70	6.84
Russell Mid Cap® Growth Index(1)	33.98	17.48	22.54	17.87
S&P 400 Index	30.94	19.19	32.29	19.11
International Growth(3), SNGRX (Inception 11/1/91)	9.36	10.31	4.81	18.95
MSCI EAFE Growth Index(1)	11.38	3.46	2.11	22.21
MSCI EAFE Index	11.21	6.05	1.78	20.00
Small Cap Growth(2), SSMGX (Inception 7/1/94)	52.16	14.97	7.63	1.97
Russell 2000® Growth Index(1)	31.04	11.26	12.94	1.24
Russell 2000® Index	28.45	16.49	22.36	-2.54
Science & Tech. Growth(4), SISTX (Inception 12/31/97)	—	—	—	38.40
ArcaEx Tech 100 Index(1)	—	—	—	54.60
S&P 500 Index	—	—	—	28.58
Developing Mkts. Growth(3), SDMGX (Inception 7/1/94)	-4.29	17.27	-5.20	-24.93
MSCI Emerging Markets Index	-6.94	3.92	-13.40	-27.52

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains.

(1)	New primary index. Please see the the section titled “Fund Reviews and Portfolios of Investments” for the Fund for additional information.
(2)	Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(3)	International investing has special risks, such as currency exchange fluctuations, high volitility, illiquidity and the possibility of political instability.
(4)

Since the Fund focuses its investment on companies involved in the technology sector, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

	1999	2000	2001	2002	2003	2004	2005

Balanced, SIBAX (Inception 12/31/93)	20.15%	-4.80%	-12.99%	-18.59%	19.20%	9.22%	7.51%
S&P 500 Index	21.04	-9.11	-11.88	-22.10	28.68	10.88	4.91
Lehman Aggregate Bond Index	-0.82	11.63	8.44	10.25	4.10	4.34	2.43
Dividend Growth, SDVGX (Inception 12/31/03)	—	—	—	—	—	10.91	9.41
S&P 500 Index	—	—	—	—	—	10.88	4.91
Large Cap Growth, SNIGX (Inception 9/2/82)	33.41	-13.84	-27.70	-30.58	26.34	12.79	9.59
Russell 1000® Growth Index(1)	33.16	-22.43	-20.42	-27.89	29.76	6.30	5.27
S&P 500 Index	21.04	-9.11	-11.88	-22.10	28.68	10.88	4.91
Mid Cap Growth(2), NBNGX (Inception 9/2/82)	70.65	-4.35	-33.39	-34.64	38.51	17.02	15.27
Russell Mid Cap® Growth Index(1)	51.29	-11.75	-20.15	-27.41	42.71	15.48	12.10
S&P 400 Index	14.72	17.50	-0.61	-14.52	35.62	16.48	12.55
International Growth(3), SNGRX (Inception 11/1/91)	50.77	-26.66	-33.26	-29.84	28.70	12.97	14.67
MSCI EAFE Growth Index(1)	29.46	-24.51	-24.58	-16.02	31.99	16.12	13.28
MSCI EAFE Index	26.96	-14.17	-21.44	-15.94	38.59	20.25	13.54
Small Cap Growth(2), SSMGX (Inception 7/1/94)	108.63	6.25	-28.19	-26.22	34.57	6.79	18.59
Russell 2000® Growth Index(1)	43.10	-22.44	-9.24	-30.27	48.53	14.31	4.15
Russell 2000® Index	21.26	-3.02	2.49	-20.48	47.25	18.33	4.55
Science & Tech. Growth(4), SISTX (Inception 12/31/97)	85.98	-6.55	-47.78	-44.45	40.09	7.39	3.83
ArcaEx Tech 100 Index(1)	116.40	-16.22	-15.59	-33.33	52.14	11.73	7.36
S&P 500 Index	21.04	-9.11	-11.88	-22.10	28.68	10.88	4.91
Developing Mkts. Growth(3), SDMGX (Inception 7/1/94)	82.50	-30.18	-12.01	-18.37	45.96	16.54	33.77
MSCI Emerging Markets Index	63.70	-31.80	-4.91	-7.97	51.59	22.45	30.31

Sit Mutual Funds
Average Annual Total Returns for Periods Ended December 31, 2005

The tables on this page and the next page show the Funds’ average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2005. The index information is intended to permit you to compare each Fund’s performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period are assumed, and the state and local tax impact is not reflected.

A Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds’ past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account). Indices reflect no deduction for fees, expenses, or taxes.

Sit Balanced Fund	1 Year	5 Years	10 Years
Return Before Taxes	7.51%	-0.17%	6.85%
Return After Taxes on Distributions	7.02%	-0.91%	5.54%
Return After Taxes on Distributions and Sale of Fund Shares	6.14%	-0.58%	5.28%
Lehman Aggregate Bond Index	2.43%	5.87%	6.16%
S&P 500 Index	4.91%	0.54%	9.07%

Dividend Growth Fund	1 Year	5 Years	Since Inception*
Return Before Taxes	9.41%	n/a	10.14%
Return After Taxes on Distributions	8.89%	n/a	9.75%
Return After Taxes on Distributions and Sale of Fund Shares	7.97%	n/a	8.65%
S&P 500 Index	4.91%	n/a	7.84%

        *Inception date 12/31/03.

Sit Large Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	9.59%	-4.75%	6.66%
Return After Taxes on Distributions	9.56%	-4.81%	5.71%
Return After Taxes on Distributions and Sale of Fund Shares	8.15%	-3.99%	5.56%
Russell 1000® Growth Index(1)	5.27%	-3.58%	6.73%
S&P 500 Index	4.91%	0.54%	9.07%

Sit Mid Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	15.27%	-4.05%	7.36%
Return After Taxes on Distributions	15.27%	-4.13%	5.63%
Return After Taxes on Distributions and Sale of Fund Shares	12.98%	-3.42%	5.82%
Russell Mid Cap® Growth Index(1)	12.10%	1.38%	9.27%
S&P 400 Mid Cap Index	12.55%	8.60%	14.36%

Sit International Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	14.67%	-4.83%	1.73%
Return After Taxes on Distributions	14.58%	-4.88%	1.19%
Return After Taxes on Distributions and Sale of Fund Shares	12.47%	-4.05%	1.34%
MSCI EAFE Growth Index(1)	13.28%	1.92%	3.33%
MSCI EAFE Index	13.54%	4.55%	5.84%

Sit Small Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	18.52%	-2.03%	9.70%
Return After Taxes on Distributions	18.52%	-2.04%	9.04%
Return After Taxes on Distributions and Sale of Fund Shares	15.74%	-1.72%	8.26%
Russell 2000® Growth Index(1)	4.15%	2.28%	4.68%
Russell 2000 ® Index	4.55%	8.22%	9.26%

Sit Science and Technology Growth Fund	1 Year	5 Years	Since Inception*
Return Before Taxes	3.83%	-14.64%	1.08%
Return After Taxes on Distributions	3.83%	-14.56%	1.00%
Return After Taxes on Distributions and Sale of Fund Shares	3.26%	-11.75%	0.98%
ArcaEx Tech 100 Index(1)	7.36%	0.53%	14.12%
S&P 500 Index	4.91%	0.54%	4.78%

        *Inception date 12/31/97.

Sit Developing Markets Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	33.77%	10.32%	5.68%
Return After Taxes on Distributions	33.70%	10.29%	5.66%
Return After Taxes on Distributions and Sale of Fund Shares	28.70%	8.97%	4.98%
MSCI Emerging Markets Index	30.31%	16.18%	4.42%

(1)	New primary index. Please see the the section titled “Fund Reviews and Portfolios of Investments” for the Fund for additional information.

Sit Balanced Fund
Six Months Ended December 31, 2005

Portfolio Managers: Eugene C. Sit, Peter L. Mitchelson, and Bryce A. Doty

          The Sit Balanced Fund’s six-month return was +5.77%, while the S&P 500 Index gained +5.77% over the period and the Lehman Aggregate Bond Index decreased –0.08%.
          After a difficult start to 2005, U.S. stocks shrugged off considerable obstacles to post respectable gains during the second half of the year. Importantly, the economy appears to have rebounded from disruptions following the unprecedented hurricane damage that occurred in the third quarter. In short, we expect many of the key trends existing in 2005 (i.e., higher interest rates, elevated energy costs, solid corporate earnings) to remain in place in the coming year. Accordingly, we expect “more of the same” in terms of returns for equities in general in 2006. While somewhat higher interest rates may prevent higher valuations (e.g., P/E ratios), stock returns will most likely reflect the mid- to upper single digit gains in corporate earnings we anticipate for the year. We are especially encouraged by the improving relative performance of growth stocks that occurred over the final three quarters of 2005, and the Fund’s performance reflected this improving trend. We estimate that the equity portion of the Fund returned +8.9% during the second half of 2005, outperforming the S&P 500 Index over the period.
          Most fixed-income indices struggled to gain ground during the second half of 2005 due to additional interest rate increases by the Federal Reserve. The fixed-income portion of the portfolio modestly outperformed (+0.12%) the Lehman Aggregate Bond Index (-0.08%) over the 6-month period primarily due to maintaining a higher yield than the benchmark. While the Fed has recently hinted that it may be nearing the end of its aggressive tightening policy, the flat yield curve, combined with continued risks of higher inflation, has led us to maintain a defensive positioning within the fixed-income portion of the Fund. This strategy includes focusing on securities with high relative yields, while maintaining a shorter-than-benchmark duration. We believe this will cushion the portfolio against an “upside surprise” in either economic growth or inflation. It is our view, however, that a material rise in rates may represent a buying opportunity to increase the Fund’s fixed-income portfolio duration.
          While the investment environment in 2006 will continue to be challenging, we believe there is ample opportunity for achieving superior results across all asset classes.

INVESTMENT OBJECTIVE AND STRATEGY
          The Sit Balanced Fund’s dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.
          The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

PORTFOLIO SUMMARY

Net Asset Value 12/31/05:	$15.18 Per Share
6/30/05:	$14.53 Per Share

Total Net Assets:	$12.1 Million

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Balanced Fund	S&P 500 Index(1)	Lehman Aggregate Bond Index(2)

3 Month**	2.23%	2.09%	0.59%
6 Month**	5.77	5.77	-0.08
1 Year	7.51	4.91	2.43
5 Years	-0.17	0.54	5.87
10 Years	6.85	9.07	6.16
Inception	7.65	10.52	6.34
(12/31/93)

CUMULATIVE TOTAL RETURNS*

	Sit Balanced Fund	S&P 500 Index(1)	Lehman Aggregate Bond Index(2)

1 Year	7.51%	4.91%	2.43%
5 Years	-0.86	2.75	33.03
10 Years	93.89	138.33	81.89
Inception	142.40	232.23	109.21
(12/31/93)

*As of 12/31/05	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.
(2)	An unmanaged index which measures the performance of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years.

GROWTH OF $10,000

The sum of $10,000 invested on 12/31/95 and held until 12/31/05 would have grown to $19,389 in the Fund, $23,833 in the S&P 500 Index or $18,189 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.

TOP HOLDINGS

Stocks	w	Valero Energy Corp.
	w	General Electric Co.
	w	Amgen, Inc.
	w	Microsoft Corp.
	w	UnitedHealth Group, Inc.

Bonds	w	U.S. Treasury Strip, 11/15/27
	w	U.S. Treasury Strip, 8/15/11
	w	Countrywide Home Loans, 2005-24 A36, 5.50%, 11/25/35
	w	Res. Asset Mtg. Products, Inc., 2004-SL3 A3, 7.50%, 12,25/31
	w	NB Capital Trust IV (Bank of America), 8.25%, 4/15/27
Total Number of Holdings: 153

Sit Balanced Fund

Portfolio of Investments - December 31, 2005 (Unaudited)

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (64.3%) (2)

Communications (1.4%)
2,500	Crown Castle Intl. Corp. (3)	67,275
4,900	Vodafone Group, A.D.R.	105,203

		172,478

Consumer Durables (0.2%)
600	Electronic Arts, Inc. (3)	31,386

Consumer Non-Durables (2.3%)
2,600	PepsiCo, Inc.	153,608
2,100	The Procter & Gamble Co.	121,548

		275,156

Consumer Services (3.1%)
2,000	Comcast Corp. (3)	51,920
800	Harrah’s Entertainment, Inc.	57,032
1,500	Marriott International, Inc.	100,455
2,500	News Corp.	38,875
900	Royal Caribbean Cruises, Ltd.	40,554
1,600	Starbucks Corp. (3)	48,016
2,300	Time Warner, Inc.	40,112

		376,964

Electronic Technology (7.2%)
2,900	Analog Devices, Inc.	104,023
7,500	Cisco Systems, Inc. (3)	128,400
2,900	Dell Computer Corp. (3)	86,971
9,300	EMC Corp. (3)	126,666
5,900	Intel Corp.	147,264
4,800	Nokia Corp., A.D.R.	87,840
3,600	Qualcomm, Inc.	155,088
1,000	Texas Instruments, Inc.	32,070

		868,322

Energy Minerals (7.4%)
700	ConocoPhillips Co.	40,726
2,400	Murphy Oil Corp.	129,576
1,500	Occidental Petroleum Corp.	119,820
1,800	Southwestern Energy Co.	64,692
1,900	Suncor Energy, Inc.	119,947
5,000	Valero Energy Corp.	258,000
3,633	XTO Energy, Inc.	159,634

		892,395

Finance (7.1%)
1,300	American Express Co.	66,898
2,121	American International Group, Inc.	144,716
1,200	Bank of America Corp.	55,380
2,166	Citigroup, Inc.	105,116
1,500	Franklin Resources, Inc.	141,015
1,000	Goldman Sachs Group, Inc.	127,710
1,000	Prudential Financial, Inc.	73,190
2,300	Wells Fargo Co.	144,509

		858,534

Quantity	Name of Issuer	Market Value ($)(1)

Health Services (2.2%)
2,900	UnitedHealth Group, Inc.	180,206
1,100	WellPoint, Inc. (3)	87,769

		267,975

Health Technology (11.2%)
1,600	Abbott Laboratories	63,088
2,500	Amgen, Inc. (3)	197,150
1,900	Boston Scientific Corp. (3)	46,531
1,400	Celgene Corp.	90,720
3,100	Elan Corp., A.D.R. (3)	43,183
1,900	Eli Lilly and Co.	107,521
1,900	Genentech, Inc. (3)	175,750
900	Gilead Sciences, Inc. (3)	47,367
1,600	Johnson & Johnson	96,160
2,100	Medtronic, Inc.	120,897
3,955	Pfizer, Inc.	92,231
2,500	St. Jude Medical, Inc.	125,500
800	Stryker Corp.	35,544
2,500	Teva Pharmaceutical, Ltd., A.D.R.	107,525

		1,349,167

Industrial Services (3.1%)
1,450	Nabors Industries, Ltd. (3)	109,837
1,700	Noble Corp.	119,918
1,500	Schlumberger Ltd.	145,725

		375,480

Non-Energy Minerals (0.3%)
500	Southern Copper Corp.	33,490

Process Industries (1.0%)
1,050	Air Products and Chemicals, Inc.	62,150
1,300	Dow Chemical Co.	56,966

		119,116

Producer Manufacturing (5.9%)
1,800	Caterpillar, Inc.	103,986
7,000	General Electric Co.	245,350
1,400	ITT Industries, Inc.	143,948
1,100	3M Co.	85,250
600	The Boeing Co.	42,144
1,600	United Technologies Corp.	89,456

		710,134

Retail Trade (3.7%)
1,800	Best Buy Co., Inc.	78,264
1,000	eBay, Inc. (3)	43,250
1,300	J.C. Penney Co., Inc.	72,280
1,200	Lowe’s Companies, Inc.	79,992
3,100	Target Corp.	170,407

		444,193

Quantity/Par($) Name of Issuer		Market Value ($)(1)

Technology Services (5.3%)
2,000	Adobe Systems, Inc.	73,920
600	Automatic Data Processing, Inc.	27,534
1,900	First Data Corp.	81,719
225	Google, Inc. (3)	93,343
7,300	Microsoft Corp.	190,895
2,100	SAP AG	94,647
2,000	Yahoo!, Inc. (3)	78,360

		640,418

Transportation (2.3%)
1,800	Burlington Northern Sante Fe Corp.	127,476
1,100	United Parcel Service, Inc.	82,665
700	UTI Worldwide, Inc.	64,988

		275,129

Utilities (0.6%)
2,100	Equitable Resources, Inc.	77,049

Total common stocks		7,767,386

(cost: $6,119,818)

Bonds (31.3%) (2)

Asset-Backed Securities (4.0%)
	Green Tree Financial Corp.:
6,009	1995-5 A6, 7.25%, 9/15/26	6,123
45,607	1997-1 A6, 7.29%, 3/15/28	47,428
46,929	1997-6 A10, 6.87%, 1/15/29	48,450
	Indymac Mfg. Housing,
57,652	1998-2 A2, 6.17%, 12/25/11	56,089
	Origen Mfg. Housing:
50,000	2001-A A5, 7.08%, 3/15/32	51,565
34,066	2002-A A3, 6.17%, 5/15/32	34,245
111,267	Residential Asset Mtg. Products, Inc.,
	2004-SL3 A3, 7.50%, 12/25/31	113,980
50,000	Structured Asset Securities Corp.,
	2005-4XS, 5.25%, 3/25/35	48,662
78,608	UCFC Mfg. Housing,
	1998-2 A3, 6.163%, 8/15/19	78,591

		485,133

Collateralized Mortgage Obligations (4.9%)
	Countrywide Home Loans:
50,000	2004-21 A9, 6.00%, 11/25/34	50,297
50,000	2005-J3 1A2, 5.50%, 9/25/35	48,386
120,000	2005-24 A36, 5.50%, 11/25/35	117,123
	FHLMC:
44,104	3.25%, 4/15/32	40,951
48,404	4.00%, 4/15/27	46,890
	FNMA:
50,000	5.00%, 12/25/31	48,104
100,000	5.5%, 4/25/35	97,872

Quantity/Par($) Name of Issuer		Market Value ($)(1)

40,809	GSR Mortgage Loan Trust 2005-4F 5A2,
	6.00%, 5/25/35	41,095
49,490	Residential Funding Mtg. Securities I,
	2005-S6 A2, 5.25%, 8/25/35	48,247
47,783	Washington Mutual Mtg. Pass-Through,
	2002-S8, 5.25%, 1/25/18	47,395

		586,360

Corporate Bonds (8.2%)
100,000	Academica Charter School, 8.00%, 8/15/24	103,192
39,639	America West Airlines, 7.93%, 1/2/19	42,346
100,000	Citigroup Capital, 7.75%, 12/1/36	105,210
84,000	ConocoPhillips, 8.00%, 1/15/37	89,401
50,000	CSX Corp., 9.75%, 6/15/20	68,262
83,076	Delta Airlines, 6.718%, 1/2/23	84,264
50,000	Everest Reins. Hldgs., 8.75%, 3/15/10	56,609
100,000	JP Morgan Capital Trust II, 7.95%, 2/1/27	106,538
100,000	McDonald’s Corp., 7.31%, 9/15/27	102,917
50,000	Narragansett Electric, 7.39%, 10/1/27	52,810
100,000	NB Capital Trust IV (Bank of America),
	8.25%, 4/15/27	107,083
65,000	Susa Partnership (GE), 7.45%, 7/1/18	76,730

		995,362

Federal Home Loan Mortgage Corporation (2.3%)
34,586	7.50%, 7/1/29	36,290
63,480	7.50%, 3/1/31	66,623
46,848	8.38%, 5/17/20	50,298
28,180	8.50%, 7/1/18	30,238
16,436	8.50%, 2/1/25	17,738
13,605	8.50%, 9/1/25	14,683
53,312	8.50%, 10/1/30	57,536

		273,406

Federal National Mortgage Association (4.4%)
11,006	7.00%, 3/1/07	11,037
81,464	7.00%, 10/1/11	84,532
29,156	7.50%, 3/1/31	30,538
28,372	7.50%, 6/1/32	29,909
13,020	8.00%, 12/1/20	13,917
22,616	8.00%, 7/1/26	24,142
26,066	8.00%, 12/1/27	27,832
67,484	8.00%, 2/1/31	72,086
52,341	8.46%, 4/15/26	57,468
39,954	9.50%, 5/1/27	44,454
70,172	9.50%, 11/1/30	75,694
13,884	9.75%, 1/15/13	15,107
1,443	10.00%, 1/1/20	1,605
25,110	10.00%, 7/1/26	28,078
14,523	10.25%, 6/15/13	15,860

		532,259

See accompanying notes to portfolios of investments on page 44.

Sit Balanced Fund

Portfolio of Investments - December 31, 2005 (Unaudited)

Quantity/Par($) Name of Issuer		Market Value ($)(1)

Government National Mortgage Association (3.4%)
72,144	7.00%, 7/15/23	75,966
58,374	7.00%, 12/15/24	61,847
91,620	7.50%, 7/15/23	96,996
57,263	8.00%, 3/15/17	61,286
45,666	8.00%, 6/15/17	48,874
5,641	9.00%, 6/15/11	6,109
9,636	9.00%, 6/15/09	10,133
17,437	9.00%, 11/15/16	18,875
1,838	9.50%, 5/20/16	2,008
11,261	9.50%, 9/15/30	12,563
5,120	9.50%, 9/20/18	5,622
12,739	9.50%, 2/20/19	14,021
1,592	11.25%, 10/15/11	1,758

		416,058

Taxable Municipal Securities (0.1%)
9,000	Bernalillo Multifamily. Series 1998A,
	7.50%, 9/20/20	9,666

U.S. Government Securities (4.0%)
	U.S. Treasury Strips, zero coupon:
225,000	3.79% effective yield, 8/15/11	176,571
825,000	5.64% effective yield, 11/15/27	302,546

		479,117

Total bonds		3,777,361

(cost: $3,792,756)

Closed-End Mutual Funds (3.4%) (2)
6,009	American Select Portfolio	74,512
5,403	American Strategic, Inc. Portfolio	57,002
15,470	American Strategic, Inc. Portfolio II	167,849
10,609	American Strategic, Inc. Portfolio III	113,941

Total closed-end mutual funds		413,304

(cost: $423,835)

Short-Term Securities (0.8%) (2)
98,000	Sit Money Market Fund, 3.90% (4)	98,000

(cost: $98,000)

Total investments in securities
(cost: $10,434,409) (5)		$12,056,051

See accompanying notes to portfolios of investments on page 44.

This page has been left blank intentionally.

Sit Dividend Growth Fund
Six Months Ended December 31, 2005

Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Roger J. Sit, Michael J. Stellmacher

          The Sit Dividend Growth Fund posted a +6.37% return for the last six months of 2005, compared to the +5.77% return for the S&P 500 Index. Since the Fund’s inception of 12/31/03, the Fund has generated a two-year cumulative return of +21.35%, ahead the +16.32% return for the S&P 500.
          Most equity indices managed to post modest gains in 2005, as the U.S. economy absorbed numerous shocks, including rising oil prices, hurricanes and rising short-term interest rates. U.S. Gross Domestic Product (GDP) is projected to have risen an impressive +3.6% for the full year. Looking ahead, we believe more modest economic growth is in store for 2006, due to the natural maturation of the current economic cycle, along with the lagged impact of higher interest rates and energy costs. We believe that this environment should lead investors to companies that can generate consistent earnings growth and, importantly, those that are increasingly returning capital to shareholders in the form of higher dividends. Dividend increases were broad-based throughout the market in 2005, and the Fund was well positioned to capitalize on this trend. Specifically, based on year-end holdings, the median increase in dividend rate was +16%. Many signs point to further increases in payouts again in 2006.
          We believe the Fund’s performance during 2005 reflected its relative stability, as it significantly outperformed during the difficult first half of the year, while providing more modest outperformance as market indices posted above-average gains in the second half. Relative to the S&P 500 Index, the strong six-month return for the Fund was due to stock selection in the energy minerals, producer manufacturing, and utilities sectors. Weak performance of drug company stocks, particularly Abbot Laboratories and Bristol-Myers Squibb, resulted in a negative contribution from the health technology sector over the period.
          The Fund’s sector positioning includes overweights in producer manufacturing, process industries, consumer non-durables and energy, with underweights in electronic technology, consumer services and health services. Relative to the S&P 500 Index weighted- average statistics, the Fund has a significantly higher dividend yield, a lower P/E ratio and a lower projected beta. Based on a renewed investor focus on dividend income and growth, we remain optimistic on the prospects for the Fund in the year ahead.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.
          The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

PORTFOLIO SUMMARY

Net Asset Value 12/31/05:	$11.57 Per Share
6/30/05:	$11.18 Per Share

Total Net Assets:	$19.3 Million

Weighted Average Market Cap:	$67.3 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Dividend Growth Fund	S&P 500 Index(1)

3 Month**	1.90%	2.09%
6 Month**	6.37	5.77
1 Year	9.41	4.91
3 Years	n/a	n/a
5 Years	n/a	n/a
Inception	10.14	7.84
(12/31/03)

CUMULATIVE TOTAL RETURNS*

	Sit Dividend Growth Fund	S&P 500 Index(1)

1 Year	9.41%	4.91%
3 Years	n/a	n/a
5 Years	n/a	n/a
Inception	21.35	16.32
(12/31/03)

*As of 12/31/05	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/03) and held until 12/31/05 would have grown to $12,135 in the Fund or $11,632 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

w	General Electric Co.
w	Total S.A.
w	Procter & Gamble Co.
w	United Technologies Corp.
w	Kayne Anderson MLP Invest. Co.
w	Alliance Capital Mgmt. Hldg., LP
w	PepsiCo, Inc.
w	Marathon Oil Corp.
w	BP p.l.c., A.D.R.
w	Citigroup, Inc.
Total Number of Holdings: 83

Sit Dividend Growth Fund
Portfolio of Investments - December 31, 2005 (Unaudited)

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (95.3%) (2)

Commercial Services (1.5%)
5,700	McGraw-Hill Companies, Inc.	294,291

Communications (2.7%)
5,800	AT&T, Inc.	142,042
5,600	Global Signal, Inc.	241,696
6,600	Vodafone Group, A.D.R.	141,702

		525,440

Consumer Non-Durables (9.3%)
2,600	Colgate-Palmolive Co.	142,610
4,600	Diageoplc.	268,180
2,900	General Mills, Inc.	143,028
4,000	Kimberly-Clark Corp.	238,600
6,500	PepsiCo, Inc.	384,020
8,300	Procter & Gamble Co.	480,404
2,500	VF Corp.	138,350

		1,795,192

Electronic Technology (4.7%)
8,100	Hewlett-Packard Co.	231,903
11,500	Intel Corp.	287,040
10,600	Motorola, Inc.	239,454
8,000	Nokia Corp., A.D.R.	146,400

		904,797

Energy Minerals (9.3%)
5,700	BP p.l.c., A.D.R.	366,054
6,900	Hugoton Royalty Trust	261,579
6,150	Marathon Oil Corp.	374,966
3,700	Occidental Petroleum Corp.	295,556
3,900	Total S.A.	492,960

		1,791,115

Finance (16.9%)
3,600	ACE, Ltd.	192,384
7,100	Alliance Capital Mgmt. Hldg., LP	401,079
3,900	AMB Property Corp.	191,763
5,000	Bank Of America Corp.	230,750
1,500	Chubb Corp.	146,475
7,400	Citigroup, Inc.	359,122
11,700	Gladstone Investment Corp.	159,003
4,800	HCC Insurance Holdings, Inc.	142,464
6,850	J.P. Morgan Chase & Co.	271,877
2,700	Lincoln National Corp.	143,181
1,300	Prudential Financial, Inc.	95,147
3,300	UBS AG	313,995
5,500	Wachovia Corp.	290,730
5,400	Wells Fargo Co.	339,282

		3,277,252

Health Services (0.7%)
5,200	Owens & Minor, Inc.	143,156

Quantity	Name of Issuer Market Value ($)(1)

Health Technology (11.7%)
6,400	Abbott Laboratories	252,352
5,000	Becton, Dickinson & Co.	300,400
6,900	Bristol-Myers Squibb Co.	158,562
2,900	C.R. Bard, Inc.	191,168
6,050	Eli Lilly and Co.	342,369
4,800	Johnson & Johnson, Inc.	288,480
6,000	PerkinElmer, Inc.	141,360
10,600	Pfizer, Inc.	247,192
7,300	Wyeth	336,311

		2,258,194

Industrial Services (4.0%)
6,100	BJ Services Co.	223,687
4,600	Granite Construction, Inc.	165,186
2,750	Kinder Morgan, Inc.	252,863
3,800	Precision Drilling Trust	125,400

		767,136

Non-Energy Minerals (1.2%)
1,000	Freeport-McMoran Copper & Gold, Corp.	53,800
2,700	Southern Peru Copper Corp.	180,846

		234,646

Process Industries (4.6%)
3,900	Air Products and Chemicals, Inc.	230,841
5,100	Dow Chemical Co.	223,482
4,300	E.I. Du Pont de Nemours & Co.	182,750
5,700	Sherwin-Williams Co.	258,894

		895,967

Producer Manufacturing (15.3%)
6,450	American Power Conversion Corp.	141,900
3,900	Anixter International, Inc.	152,568
4,300	Autoliv, Inc.	195,306
4,100	Caterpillar, Inc.	236,857
1,900	Cooper Industries, Ltd.	138,700
3,900	Emerson Electric Co.	291,330
1,200	General Dynamics Corp.	136,860
21,000	General Electric Co.	736,050
1,900	ITT Industries, Inc.	195,358
1,800	Lockheed Martin Corp.	114,534
7,900	United Technologies Corp.	441,689
2,350	3M Co.	182,125

		2,963,277

Retail Trade (3.6%)
4,500	Best Buy Co., Inc.	195,660
5,800	Claire’s Stores, Inc.	169,476
3,900	Costco Wholesale Corp.	192,933
5,000	Deb Shops, Inc.	148,650

		706,719

Quantity	Name of Issuer	Market Value ($)(1)

Technology Services (2.4%)
5,500	Accenture, Ltd.	158,785
3,500	Automatic Data Processing, Inc.	160,615
7,022	Syntel, Inc.	146,268

		465,668

Transportation (3.2%)
2,100	Burlington Northern Santa Fe Corp.	148,722
8,800	Eagle Bulk Shipping, Inc.	140,096
3,900	Tsakos Energy Navigation, Ltd.	143,013
2,450	United Parcel Service, Inc.	184,117

		615,948

Utilities (4.2%)
6,600	Equitable Resources, Inc.	242,154
5,400	Exelon Corp.	286,956
5,600	TXU Corp.	281,064

		810,174

Total common stocks		18,448,972

(cost: $16,900,697)

Closed-End Mutual Funds (2.8%) (2)
17,950	Kayne Anderson MLP Invest. Co.	436,903
3,800	Tortoise Energy Infrastructure Corp.	102,714

Total closed-end mutual funds		539,617

(cost: $562,082)

Short-Term Securities (1.5%) (2)
293,000	Sit Money Market Fund, 3.90% (4)	293,000

(cost: $293,000)

Total investments in securities
(cost: $17,755,779) (5)		$19,281,589

See accompanying notes to portfolios of investments on page 44.

Sit Large Cap Growth Fund
Six Months Ended December 31, 2005

Portfolio Managers: Eugene C. Sit, Peter L. Mitchelson, Roger J. Sit, Ronald D. Sit

          The Sit Large Cap Growth Fund’s six-month return was +8.57%, compared to the +7.11% return for the Russell 1000® Growth Index. The S&P 500 index return for the period was +5.77%. For the calendar year 2005, the Fund’s return of +9.59% compared favorably to the +5.27% and +4.91% gains for the Russell 1000® Growth Index and the S&P 500 Index, respectively.
          Equity markets posted solid gains during the second half of the year, overcoming numerous obstacles including higher oil prices, higher short-term rates, and the devastating impact from hurricanes Katrina, Rita and Wilma. Economic activity remained robust, both in the U.S. and abroad, lifting corporate profits and providing critical support to the equity markets. Looking ahead, we believe fundamentals argue for another year of modest gains for stocks in 2006. While overall profit growth is likely to slow down from the robust double-digit rates experienced over the past year, stock valuations may be supported by a less active Federal Reserve in 2006. Importantly, growth stocks outperformed value stocks in the final three quarters of 2005, and we believe this trend is likely to continue in the year ahead. Based on our expectations of slower economic growth and a somewhat weaker US dollar, we believe large growth companies with international exposure will attract investor attention. This is consistent with our large commitment to “traditional” growth sectors, particularly health care and technology, along with our ongoing overweight in energy.
          Relative to the S&P 500 Index return over the past six months, the Fund benefited from strong stock selection in energy minerals (Valero and Suncor positions each rose over +30% during the period) and health technology (Elan and Amgen rose +104% and +30%, respectively). Conversely, three of our larger holdings in the electronic technology sector (Dell Computer, Cisco Systems and Analog Devices) each declined in price over the past six months, leading to this sector’s underperformance within the Fund.
          Given the strong earnings outlook and attractive valuations of companies held in the Fund, we remain enthusiastic about the Fund’s prospects in the year ahead.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 12/31/05:	$37.14 Per Share
6/30/05:	$34.27 Per Share

Total Net Assets:	$82.4 Million

Weighted Average Market Cap:	$74.9 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Large Cap Growth Fund	Russell 1000 ® Growth Index(1)	S&P 500 Index(2)

3 Month**	2.87%	2.98%	2.09%
6 Month**	8.57	7.11	5.77
1 Year	9.59	5.27	4.91
5 Years	-4.75	-3.58	0.54
10 Year	6.66	6.73	9.07
Inception***	11.12	12.06	13.54
(9/2/82)

CUMULATIVE TOTAL RETURNS*

	Sit Large Cap Growth Fund	Russell 1000® Growth Index(1)	S&P 500 Index(2)

1 Year	9.59%	5.27%	4.91%
5 Year	-21.62	-16.67	2.75
10 Year	90.63	91.83	138.33
Inception***	1072.76	1328.20	1838.58
(9/2/82)

*As of 12/31/05	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance. ***On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

(1)

An unmanaged index that measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values. Since 1999, the S&P 500 Index was used to compare performance; however the Adviser believes the Russell 1000® Growth Index more accurately reflects the Fund’s growth investment objectives and strategies and therefore will be used to compare the Fund’s performance.

(2)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

GROWTH OF $10,000

The sum of $10,000 invested on 12/31/95 and held until 12/31/05 would have grown to $19,063 in the Fund or $19,183 in the Russell 1000® Growth Index and $23,833 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

w	Valero Energy Corp.
w	General Electric Co.
w	Amgen, Inc.
w	Microsoft Corp.
w	PepsiCo, Inc.
w	Target Corp.
w	UnitedHealth Group, Inc.
w	The Goldman Sachs Group, Inc.
w	American International Group, Inc.
w	Genentech, Inc.

Total Number of Holdings: 88

Sit Large Cap Growth Fund

Portfolio of Investments - December 31, 2005 (Unaudited)

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (92.8%) (2)

Communications (3.1%)
40,400	Crown Castle Intl. Corp. (3)	1,087,164
27,251	Sprint Nextel Corp.	636,583
40,200	Vodafone Group, A.D.R.	863,094

		2,586,841

Consumer Durables (0.4%)
5,800	Electronic Arts, Inc. (3)	303,398

Consumer Non-Durables (3.4%)
27,000	PepsiCo, Inc.	1,595,160
21,000	Procter & Gamble Co.	1,215,480

		2,810,640

Consumer Services (4.5%)
19,500	Comcast Corp. (3)	506,220
7,600	Harrah’s Entertainment, Inc.	541,804
12,900	Marriott International, Inc.	863,913
22,100	News Corp.	343,655
15,100	Royal Caribbean Cruises, Ltd.	680,406
15,000	Starbucks Corp. (3)	450,150
19,400	Time Warner, Inc.	338,336

		3,724,484

Electronic Technology (10.7%)
30,400	Analog Devices, Inc.	1,090,448
23,000	Applied Materials, Inc.	412,620
79,400	Cisco Systems, Inc. (3)	1,359,328
27,000	Dell Computer Corp. (3)	809,730
97,100	EMC Corp. (3)	1,322,502
48,100	Intel Corp.	1,200,576
18,000	Juniper Networks, Inc. (3)	401,400
43,200	Nokia Corp., A.D.R.	790,560
27,200	Qualcomm, Inc.	1,171,776
8,900	Texas Instruments, Inc.	285,423

		8,844,363

Energy Minerals (9.9%)
8,800	ConocoPhillips Co.	511,984
18,000	Murphy Oil Corp.	971,820
16,000	Occidental Petroleum Corp.	1,278,080
16,900	Southwestern Energy Co. (3)	607,386
18,300	Suncor Energy, Inc.	1,155,279
46,800	Valero Energy Corp.	2,414,880
26,766	XTO Energy, Inc.	1,176,098

		8,115,527

Finance (11.9%)
14,200	American Express Co.	730,732
21,162	American International Group, Inc.	1,443,883
14,400	Bank of America Corp.	664,560
4,100	Chubb Corp.	400,365
26,700	Citigroup, Inc.	1,295,751
13,500	Franklin Resources, Inc.	1,269,135

Quantity	Name of Issuer Market Value ($)(1)

10,200	J.P. Morgan Chase & Co.	404,838
13,200	Prudential Financial, Inc.	966,108
11,500	The Goldman Sachs Group, Inc.	1,468,665
18,500	Wells Fargo Co.	1,162,355

		9,806,392

Health Services (2.9%)
25,300	UnitedHealth Group, Inc.	1,572,142
10,200	WellPoint, Inc. (3)	813,858

		2,386,000

Health Technology (14.8%)
14,500	Abbott Laboratories	571,735
22,800	Amgen, Inc. (3)	1,798,008
9,000	Boston Scientific Corp. (3)	220,410
11,400	Celgene Corp. (3)	738,720
31,650	Elan Corp., A.D.R. (3)	440,885
18,200	Eli Lilly and Co.	1,029,938
15,000	Genentech, Inc. (3)	1,387,500
8,300	Gilead Sciences, Inc. (3)	436,829
14,750	Johnson & Johnson	886,475
20,400	Medtronic, Inc.	1,174,428
42,225	Pfizer, Inc.	984,687
26,200	St. Jude Medical, Inc. (3)	1,315,240
7,600	Stryker Corp.	337,668
19,800	Teva Pharmaceutical, Ltd., A.D.R.	851,598

		12,174,121

Industrial Services (4.3%)
13,400	Nabors Industries, Ltd. (3)	1,015,050
16,100	Noble Corp.	1,135,694
14,200	Schlumberger, Ltd.	1,379,530

		3,530,274

Non-Energy Minerals (0.7%)
5,500	Freeport-McMoRan Copper & Gold, Inc.	295,900
4,500	Southern Copper Corp.	301,410

		597,310

Process Industries (1.3%)
9,900	Air Products and Chemicals, Inc.	585,981
11,200	Dow Chemical Co.	490,784

		1,076,765

Producer Manufacturing (7.9%)
15,000	Caterpillar, Inc.	866,550
68,500	General Electric Co.	2,400,925
12,200	ITT Industries, Inc.	1,254,404
9,500	3M Co.	736,250
5,000	The Boeing Co.	351,200
15,800	United Technologies Corp.	883,378

		6,492,707

Retail Trade (5.9%)
15,675	Best Buy Co., Inc.	681,549
13,700	CVS Corp.	361,954
8,000	eBay, Inc. (3)	346,000

Quantity	Name of Issuer	Market Value ($)(1)

12,400	J.C. Penney Co., Inc.	689,440
18,100	Lowe’s Companies, Inc.	1,206,546
28,600	Target Corp.	1,572,142

		4,857,631

Technology Services (7.5%)
18,500	Adobe Systems, Inc.	683,760
7,200	Automatic Data Processing, Inc.	330,408
11,500	First Data Corp.	494,615
2,400	Google, Inc. (3)	995,664
66,100	Microsoft Corp.	1,728,515
17,100	SAP AG	770,697
22,236	Symantec Corp. (3)	389,130
19,800	Yahoo!, Inc. (3)	775,764

		6,168,553

Transportation (2.7%)
13,800	Burlington Northern Sante Fe Corp.	977,316
9,800	United Parcel Service, Inc.	736,470
5,900	UTI Worldwide, Inc.	547,756

		2,261,542

Utilities (0.9%)
21,200	Equitable Research, Inc.	777,828

Total common stocks		76,514,376

(cost: $61,129,075)

Short-Term Securities (6.7%) (2)
5,501,000	Sit Money Market Fund, 3.90% (4)	5,501,000

(cost: $5,501,000)

Total investments in securities
(cost: $66,630,075) (5)		$82,015,376

See accompanying notes to portfolios of investments on page 44.

Sit Mid Cap Growth Fund
Six Months Ended December 31, 2005

Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Matt T. Loucks, Robert W. Sit

          The Sit Mid Cap Growth Fund’s six-month return was +13.12%, compared to +10.22% for the Russell Mid Cap® Growth Index. The S&P Mid Cap Index Fund rose +8.38% during the period. For the 2005 calendar year, the Fund returned +15.27%, ahead of the +12.10% return for the Russell Midcap® Growth Index and the +12.55% for the S&P Mid Cap Index.

          Following a lackluster start to 2005, investors were rewarded for their patience as stocks posted solid gains in the second half of the year. Mid cap stocks, in particular, turned in strong relative and absolute performance for both the six-month period and calendar year 2005. Although many of the same challenges (i.e., higher interest rates, slower GDP growth, high energy costs) are likely to continue in 2006, we continue to see a multitude of opportunities for growth companies supported by cyclical and/or secular trends in their respective businesses. Importantly, growth stocks outperformed their value counterparts during the final nine months of 2005, and we believe this trend is likely to continue in the early stages of a cycle, as investors seek out those companies that can deliver sustained earnings growth even as overall corporate earnings growth decelerates. Reflecting our optimism that growth sectors will continue to perform well, the largest three weightings in the Fund are electronic technology, health technology, and technology services. We also continue to have a substantial commitment in energy and energy equipment firms, consistent with our thesis related to a long-term supply/demand imbalance in oil and natural gas markets.
          Relative to the Russell Midcap® Growth Index return, key positives over the past six months included our overweighted position in the energy sector, along with strong stock selection in both the health technology and retail sectors. Elan (+104% return), Intuitive Surgical (+60%), Celgene (+59%) and Chico’s FAS (+28%) were among the key winners in these sectors over the past six months. On the negative side, the Fund’s underweighting of two outperforming sectors, non-energy minerals and commercial services, detracted from performance over the second half of the year.
          We appreciate shareholders’ continued interest in the Fund.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 12/31/05:	$12.76 Per Share
6/30/05:	$11.28 Per Share

Total Net Assets:	$218.0 Million

Weighted Average Market Cap:	$11.2 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Mid Cap Growth Fund	Russell Mid Cap® Growth Index(1)	S&P Mid Cap 400 Index(2)

3 Month**	3.15%	3.44%	3.34%
6 Month**	13.12	10.22	8.38
1 Year	15.27	12.10	12.55
5 Year	-4.05	1.38	8.60
10 Year	7.36	9.27	14.36
Inception	13.83	n/a	16.45
(9/2/82)

CUMULATIVE TOTAL RETURNS*

	Sit Mid Cap Growth Fund	Russell Mid Cap® Growth Index(1)	S&P Mid Cap 400 Index(2)

1 Year	15.27%	12.10%	12.55%
5 Year	-18.66	7.09	51.06
10 Year	103.45	142.61	282.48
Inception	1955.57	n/a	3402.12
(9/2/82)

*As of 12/31/05		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)

An unmanaged index that measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The companies are also included in the Russell 1000® Growth Index. Since 1999, the S&P MidCap 400 Index was used to compare performance; however the Adviser believes the Russell Midcap® Growth Index more accurately reflects the Fund’s growth investment objectives and strategies and therefore will be used to compare the Fund’s performance.

(2)	An unmanaged index which measures to performance of 400 widely held common stocks of mid cap companies.

GROWTH OF $10,000

The sum of $10,000 invested on 12/31/95 and held until 12/31/05 would have grown to $20,345 in the Fund, or $24,261 in the Russell Mid Cap® Growth Index and $38,248 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

w	Celgene Corp.
w	XTO Energy, Inc.
w	Valero Energy Corp.
w	Chico’s FAS, Inc.
w	Coach, Inc.
w	Caremark Rx, Inc.
w	Legg Mason, Inc.
w	Adobe Systems, Inc.
w	TCF Financial Corp.
w	Broadcom Corp.
Total Number of Holdings: 88

Sit Mid Cap Growth Fund

Portfolio of Investments - December 31, 2005 (Unaudited)

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (95.9%) (2)
Commercial Services (1.0%)
20,900	Getty Images, Inc. (3)	1,865,743

Communications (2.6%)
103,200	American Tower Corp. (3)	2,796,720
97,450	Nextel Partners, Inc. (3)	2,722,753

		5,519,473

Consumer Durables (1.3%)
17,300	Electronic Arts, Inc. (3)	904,963
57,100	Scientific Games Corp. (3)	1,557,688

		2,462,651

Consumer Non-Durables (2.3%)
150,000	Coach, Inc. (3)	5,001,000

Consumer Services (3.9%)
28,800	Harrah’s Entertainment, Inc.	2,053,152
30,550	Marriott International, Inc.	2,045,933
27,900	Royal Caribbean Cruises, Ltd.	1,257,174
31,000	Station Casinos, Inc.	2,101,800
39,200	XM Satellite Radio Holdings, Inc. (3)	1,069,376

		8,527,435

Electronic Technology (13.0%)
104,950	Analog Devices, Inc.	3,764,557
41,700	Apple Computer, Inc. (3)	2,997,813
109,000	ATI Technologies, Inc. (3)	1,851,910
81,850	Broadcom Corp. (3)	3,859,227
125,850	Juniper Networks, Inc. (3)	2,806,455
33,500	KLA-Tencor Corp.	1,652,555
47,100	Kronos, Inc. (3)	1,971,606
67,000	Lam Research Corp. (3)	2,390,560
67,000	Network Appliance, Inc. (3)	1,809,000
227,650	Sonus Networks, Inc. (3)	846,858
30,450	Trimble Havigation, Ltd. (3)	1,080,671
129,883	Xilinx, Inc.	3,274,350

		28,305,562

Energy Minerals (11.3%)
45,000	Apache Corp.	3,083,400
64,200	Murphy Oil Corp.	3,466,158
88,000	Southwestern Energy Corp. (3)	3,162,720
50,700	Tesoro Corp.	3,120,585
98,972	Valero Energy Corp.	5,106,955
145,416	XTO Energy, Inc.	6,389,579

		24,329,397

Finance (8.1%)
39,550	Ace, Ltd.	2,113,552
1,000	CBOT Holdings, Inc. (3)	93,760
68,800	HCC Insurance Holdings, Inc.	2,041,984
44,950	Hudson City Bancorp, Inc.	544,794
37,250	Legg Mason, Inc.	4,458,452
17,400	Lehman Brothers Holdings, Inc.	2,230,158

Quantity	Name of Issuer	Market Value ($)(1)

144,400	TCF Financial Corp.	3,919,016
31,350	T. Rowe Price Group, Inc.	2,258,141

		17,659,857

Health Services (5.6%)
94,950	Caremark Rx, Inc. (3)	4,917,460
44,700	Community Health Systems, Inc. (3)	1,713,798
34,800	Laboratory Corp. (3)	1,873,980
32,300	Stericycle, Inc. (3)	1,901,824
22,269	WellPoint, Inc. (3)	1,776,875

		12,183,937

Health Technology (12.7%)
22,100	Alcon, Inc.	2,864,160
34,500	Biosite Diagnostics, Inc. (3)	1,942,005
103,300	Celgene Corp. (3)	6,693,840
178,750	Elan Corp., A.D.R. (3)	2,489,987
22,500	Gilead Sciences, Inc. (3)	1,184,175
12,900	Intuitive Surgical, Inc. (3)	1,512,783
45,500	Kyphon, Inc. (3)	1,857,765
39,300	Respironics, Inc. (3)	1,456,851
57,000	Teva Pharmaceutical Industries, A.D.R.	2,451,570
71,450	Thermo Electron Corp. (3)	2,152,789
60,000	Varian Medical Systems, Inc. (3)	3,020,400

		27,626,325

Industrial Services (6.8%)
66,000	BJ Services Co.	2,420,220
30,900	CARBO Ceramics, Inc.	1,746,468
87,100	Chicago Bridge & Iron Co., A.D.R.	2,195,791
34,950	Nabors Industries, Ltd. (3)	2,647,463
41,700	Noble Corp.	2,941,518
75,000	Smith International, Inc.	2,783,250

		14,734,710

Non-Energy Minerals (0.8%)
23,300	Allegheny Technologies, Inc.	840,664
12,200	Southern Copper Corp.	817,156

		1,657,820

Producer Manufacturing (7.0%)
42,500	AMETEK, Inc.	1,807,950
78,400	Anixter International, Inc. (3)	3,067,008
32,850	ITT Industries, Inc.	3,377,637
19,100	Jacobs Engineering Group, Inc. (3)	1,296,317
54,000	Pentair, Inc.	1,864,080
53,400	Precision Castparts Corp.	2,766,654
18,900	Rockwell Automation, Inc.	1,118,124

		15,297,770

Retail Trade (5.6%)
42,075	Best Buy Co., Inc.	1,829,421
115,800	Chico’s FAS, Inc. (3)	5,087,094
59,000	PETsMART, Inc.	1,513,940
85,575	Staples, Inc.	1,943,408
22,000	Whole Foods Market, Inc.	1,702,580

		12,076,443

Quantity	Name of Issuer	Market Value ($)(1)

Technology Services (12.3%)
109,190	Adobe Systems, Inc.	4,035,662
47,900	Amdocs, Ltd. (3)	1,317,250
66,400	Autodesk, Inc.	2,851,880
89,000	Business Objects, A.D.R. (3)	3,596,490
95,100	Ceridian Corp. (3)	2,363,235
65,100	Cognizant Tech. Solutions Corp. (3)	3,277,785
53,000	Cognos, Inc. (3)	1,839,630
96,200	McAfee, Inc. (3)	2,609,906
40,550	NAVTEQ (3)	1,778,929
26,700	Paychex, Inc.	1,017,804
88,757	Symantec Corp. (3)	1,553,248
27,600	VeriSign, Inc. (3)	604,992

		26,846,811

Transportation (1.6%)
91,500	C.H. Robinson Worldwide, Inc.	3,388,245
17,000	UTI Worldwide, Inc.	1,578,280

		4,966,525

Total common stocks
(cost: $141,025,774)		209,061,459

Short-Term Securities (4.2%) (2)
9,235,000	Sit Money Market Fund, 3.90% (4)	9,235,000

(cost: $9,235,000)

Total investments in securities
(cost: $150,260,774) (5)		$218,296,459

See accompanying notes to portfolios of investments on page 44.

Sit International Growth Fund
Six Months Ended December 31, 2005

Portfolio Managers: Eugene C. Sit, Roger J. Sit, Janet K. Kinzler, Tasha M. Murdoff

          The Sit International Growth Fund outperformed, returning +17.55% for the last half of 2005 compared with +15.27% for the MSCI EAFE Growth Index. The outperformance was a result of positive stock selection from both a country and industry perspective. Energy led the way followed closely by domestic Japanese companies in the retailing and banking industries. Additionally, the Fund’s currency exposure (underweight in European denominated assets and overweight in dollar-pegged/related assets) positively impacted relative performance.

          The Fund had a weighting of 44.2% in Europe at year-end, versus 64.0% for the Index. Evidence of recovery is becoming more evident as confidence is improving and reforms are progressing. We favor European multinationals and world-class exporters with strong financials and exposure to emerging markets. In keeping with this strategy, we increased the Fund’s exposure to two Swiss-based freight forwarders, Panalpina and Kuehne & Nagel International. Furthermore, the financial weight increased through the additions of Allianz (German insurance) and Azimut Holding (small cap Italian asset manager).
          In Japan, the weight increased to 26.7% versus 25.7% for the Index. Given our belief in a balanced growth portfolio of globally dominant companies, conservative growth companies and Japan restructuring participants, we added to domestically driven companies such as Shimizu (commercial construction development), Dentsu (advertising), and Matsumotokiyoshi (drug retailer).
          As a result of the increased Japanese weight, the Asia ex-Japan weight declined to 15.6%, but still overweight the Index weight of 10.5%. The material companies in Australia (BHP Billiton and Rio Tinto) have been benefiting from China’s continued demand and high energy and commodity prices. The Indian holdings also performed well, in aggregate, up over +40% for the period.
          The Fund had a weight in Canada of 5.3%. The holdings consist primarily of energy-related investments, including: Encana, Precision Drilling Trust, Suncor, Tal-isman, and Trican Well Service. In addition, the Fund had a weight of 3.0% in Latin America, through consumer consumption investments.

INVESTMENT OBJECTIVE AND STRATEGY
          The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.
          In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 12/31/05:	$14.40 Per Share
6/30/05:	$12.31 Per Share

Total Net Assets:	$31.9 Million

Weighted Average Market Cap:	$55.6 Billion

PORTFOLIO STRUCTURE - BY REGION (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit International Growth Fund	MSCI EAFE Growth Index(1)	MSCI EAFE Index(2)

3 Month**	4.71%	4.34%	4.08%
6 Month**	17.55	15.27	14.88
1 Year	14.67	13.28	13.54
5 Year	-4.83	1.92	4.55
10 Year	1.73	3.33	5.84
Inception	5.00	4.16	6.58
(11/1/91)

CUMULATIVE TOTAL RETURNS*

	Sit International Growth Fund	MSCI EAFE Growth Index(1)	MSCI EAFE Index(2)

1 Year	14.67%	13.28%	13.54%
5 Year	-21.94	9.96	24.94
10 Year	18.71	38.73	76.34
Inception	99.75	78.28	146.70
(11/1/91)

*As of 12/31/05.	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)

An unmanaged index that measures the performance of over 1,100 international companies within the stock markets of Europe, Australasian and Far East. Since the Fund’s inception, the MSCI EAFE Index was used to compare performance; however the Adviser believes the MSCI EAFE Growth Index more accurately reflects the Fund’s growth investment objectives and strategies and therefore will be used to compare the Fund’s performance.

(2)

An unmanaged index which measures the performance of international companies screened for liquidity, cross ownership, and industry representation within the stock markets of Europe, Australia, New Zealand and the Far East.

GROWTH OF $10,000

The sum of $10,000 invested on 12/31/95 and held until 12/31/05 would have grown to $11,871 in the Fund, or $13,873 in the MSCI EAFE Growth Index and $17,634 in the MSCI EAFE Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Sit International Growth Fund

Portfolio of Investments - December 31, 2005 (Unaudited)

TOP 10 HOLDINGS

w	Sumitomo Financial Group
w	BHP Billiton, Ltd.
w	Rio Tinto, A.D.R.
w	Mitsubishi UFJ Financial Group, Inc.
w	Yamada Denki Co.
w	Novartis, A.G.
w	Nestle, SA
w	NII Holdings, Inc.
w	Roche Holdings, A.G.
w	UBS, A.G.
Total Number of Holdings: 92

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (97.2%) (2)
Africa/ Middle East (3.3%)
Israel (3.3%)
13,400	Amdocs, Ltd., A.D.R. (Tech. Services) (3)	368,500
11,600	Lipman Electronic, A.D.R. (Electronic Tech.)	269,932
9,600	Teva Pharmaceutical, A.D.R. (Health Tech.)	412,896

		1,051,328

Asia (40.9%)
Australia (6.7%)
17,444	Australia and New Zealand Banking Group (Finance)	306,466
55,386	BHP Billiton, Ltd. (Non-Energy Minerals)	924,299
4,900	Rio Tinto, p.l.c., A.D.R. (Non-Energy Minerals)	895,671

		2,126,436

Hong Kong / China (5.2%)
65,800	Hongkong Land Holdings, Ltd. (Finance)	206,612
18,600	HSBC Holdings, p.l.c. (Finance)	298,663
86,000	Li & Fung, Ltd. (Consumer Durables)	165,821
434,000	Petrochina Co., Ltd. (Energy Minerals)	355,437
31,600	Sun Hung Kai Properties, Ltd. (Finance)	307,704
133,000	Techtronic Industries Co., Ltd. (Consumer Durables)	316,481

		1,650,718

India * (1.0%)
11,500	ICICI Bank, A.D.R. (Finance)	331,200

Japan (26.7%)
4,300	AFLAC, Inc., A.D.R. (Finance)	199,606
30,000	Asahi Breweries (Consumer Non-Durables)	365,755
7,000	Canon, Inc. (Electronic Tech.)	409,218
57	DENTSU, Inc. (Consumer Svcs.)	185,444
65	East Japan Railway (Transportation)	446,624
3,900	FANUC LTD. (Producer Mfg.)	330,755
5,600	Honda Motor Co., Ltd. (Producer Mfg.)	319,309

Quantity	Name of Issuer	Market Value ($)(1)

7,100	Ito En, Ltd. (Consumer Non Durables)	424,689
11,000	Kao Corp. (Consumer Non-Durables)	294,501
14	Millea Holdings, Inc. (Finance)	240,786
8,400	Matsumotokiyoshi Co., Ltd. (Retail Trade)	265,458
63	Mitsubishi UFJ Financial Group, Inc. (Finance)	853,749
16,000	Mitsui O.S.K. Lines, Ltd. (Transportation)	139,490
66,000	Nippon Oil Corp. (Energy Minerals)	511,650
4,000	NITTO DENKO Corp. (Producer Mfg.)	311,446
20,000	Nomura Holdings, Inc. (Finance)	382,954
6,000	Seven & I Holdings Co., Ltd. (Retail Trade)	256,714
57,000	SHIMIZU Corp. (Producer Mfg.)	418,699
93	Sumitomo Mitsui Financial Group, Inc. (Finance)	984,919
7,500	Takeda Pharmaceutical Co. (Health Tech.)	405,405
6,200	Yamada Denki Co. (Retail Trade)	775,328

		8,522,499

South Korea (0.8%)
750	Samsung Electronics Co., G.D.R. (Electronic Tech.)	244,472

Thailand (0.5%)
62,000	Advanced Info Services (Communications)	163,317

Europe (44.2%)
Czech Republic (1.2%)
6,600	Central European Media Enterprises, Ltd. (Consumer Svcs.) (3)	382,140

Finland (0.9%)
15,050	Nokia Corp., A.D.R. (Electronic Tech.)	275,415

France (8.2%)
12,136	AXA (Finance)	390,228
8,000	Business Objects, A.D.R. (Tech. Svcs.) (3)	323,280
2,392	Danone (Consumer Non-Durables)	248,996
5,277	Sanofi-Aventis (Health Tech.)	460,612
2,900	Schlumberger, Ltd. (Industrial Svcs.)	281,735
1,721	Total, S.A. (Energy Minerals)	430,768
10,558	Veolia Environment (Utilities)	476,230

		2,611,849

Germany (6.1%)
2,500	Allianz AG (Finance)	377,309
17,500	Deutsche Telekom, A.D.R. (Communications)	291,025
1,383	Muenchener Rueckver (Finance)	186,574
937	Puma AG (Consumer Durables)	272,442
2,723	SAP AG (Tech. Services)	492,002
3,896	Siemens AG (Producer Mfg.)	332,717

		1,952,069

Quantity	Name of Issuer	Market Value ($)(1)

Ireland (1.6%)
21,920	Anglo Irish Bank Corp. (Finance)	331,729
12,300	Elan Corp., A.D.R. (Health Tech.) (3)	171,339

		503,068

Italy (0.6%)
23,900	Azimut Holdings SpA (Finance)	187,190

Netherlands (2.6%)
12,500	ASML Holding N.V., A.D.R. (Electronic Tech.) (3)	251,000
10,309	ING Groep N.V. (Finance)	356,288
7,185	Philips Electronics N.V. (Consumer Durables)	222,471

		829,759

Spain (1.5%)
31,344	Telefonica, S.A. (Communications)	469,905

Sweden (1.4%)
13,500	Ericsson, A.D.R. (Electronic Tech.)	464,400

Switzerland (10.7%)
9,134	Credit Suisse Group (Finance)	464,341
295	Kuehne & Nagel International (Transportation)	82,930
1,982	Nestle, S.A. (Consumer Non-Durables)	591,013
12,586	Novartis, A.G. (Health Tech.)	659,405
1,057	Panalpina Welttransport Holding (Transportation) (3)	83,168
3,767	Roche Holdings, A.G. (Health Tech.)	563,928
3,690	Synthes, Inc. (Health Tech.)	413,251
5,891	UBS, A.G. (Finance)	559,175

		3,417,211

United Kingdom (9.4%)
5,100	BP p.l.c., A.D.R. (Energy Minerals)	327,522
15,266	Barclays, p.l.c. (Finance)	160,129
21,018	Burberry Group, p.l.c. (Retail Trade)	155,064
4,829	Cairn Energy, p.l.c. (Energy Minerals) (3)	159,170
6,100	GlaxoSmithkline, A.D.R. (Health Tech.)	307,928
40,486	Hilton Group, p.l.c. (Consumer Svcs.)	252,647
9,835	Reckitt Benckiser, p.l.c. (Consumer Non-Durables)	324,175
9,427	Royal Bank of Scotland (Finance)	284,024
60,712	Tesco, p.l.c. (Retail Trade)	345,511
241,196	Vodafone Group, p.l.c. (Communications)	519,658
15,354	WPP Group p.l.c. (Consumer Svcs.)	165,797

		3,001,625

Latin America (3.1%)
Brazil (0.6%)
9,000	AES Tiete S.A. (Utilities)	196,146

Quantity	Name of Issuer	Market Value ($)(1)

Mexico (2.5%)
13,000	NII Holdings, Inc. (Communications) (3)	567,840
44,130	Wal-Mart de Mexico (Retail Trade)	244,760

		812,600

North America (5.7%)
Canada (5.2%)
6,000	Cognos, Inc. (Tech. Services) (3)	208,260
7,200	EnCana Corp. (Energy Minerals)	323,958
2,600	Precision Drilling Trust (Industrial Svcs.)	85,800
7,000	Shoppers Drug Mart Corp. (Retail Trade)	263,545
2,700	Suncor Energy, Inc. (Energy Minerals)	170,451
3,200	Talisman Energy, Inc. (Energy Minerals)	169,216
8,200	Trican Well Service, Ltd. (Energy Minerals)	393,100
4,000	ZENON Environmental, Inc. (Utilities) (3)	57,595

		1,671,925

United States (0.5%)
10,200	News Corp., Ltd., A.D.R. (Consumer Svcs.)	158,610

Total common stocks		31,023,882

(cost: $22,935,055)

Closed-End Mutual Fund (1.4%) (2)
11,500	India Fund* (Consumer Svcs.)	456,895

(cost: $206,645)

Short Term Securities (1.1%) (2)
347,000	Sit Money Market Fund, 3.90% (4)	347,000

(cost: $347,000)

Total investments in securities
(cost: $23,488,700) (5)		$31,827,777

* The fund’s total investments in India including the India Fund comprises 2.4% of the fund’s net assets.

See accompanying notes to portfolios of investments on page 44.

Sit Small Cap Growth Fund
Six Months Ended December 31, 2005

Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Robert W. Sit, Matt T. Loucks, Michael J. Stellmacher

          The Sit Small Cap Growth Fund returned +14.20% over the past six months. This compares to the six-month return of +8.01% for the Russell 2000® Growth Index, while the Russell 2000® Index rose +5.88% over the period. For the calendar year 2005, we are pleased to report a +18.52% return for the Fund, well ahead of the +4.15% and +4.55% gains in the Russell 2000® Growth Index and Russell 2000® Index, respectively.

          Although the year-end rally fizzled as stocks sputtered in the final weeks of the year, returns for growth stocks, in particular, were quite satisfactory over the last six months. As we expected at the outset of 2005, stock and sector selection gained increasing importance as the economic recovery matured and stock valuations, overall, no longer reflected the widespread pessimism prevailing at the market bottom in 2002. For example, the Fund’s strong relative and absolute performance over the past six months was due to both sector positioning (overweigthing energy, underweighting consumer services) and stock selection, led by holdings such as Joy Global (+80% return over the past six months), Gasco Energy (+76%), Celgene (+59%), Business Objects (+54%), and Southwestern Energy (+53%).
          In terms of portfolio positioning for 2006, we continue to believe macro trends argue for “staying the course” with much the same general strategy as was in place through most of 2005. Capital spending trends remain solid on a global basis, supporting our significant commitment to the technology and producer manufacturing sectors, and long-term supply/demand dynamics continue to point to overweighting the energy sector. In addition, the largest sector weighting in the Fund is health technology, based on our view that demographics and innovation are improving the long-term investment opportunities in the sector. Conversely, we expect consumer spending to moderate in 2006 as energy costs and rising short-term rates take their toll. The Fund, therefore, generally remains underweighted in sectors most dependent on robust consumer spending, such as consumer durables and services.
          Our research team remains focused on identifying the most promising long-term opportunities within the small cap stock universe, and we strongly believe that the Fund is well positioned for the investment environment that we foresee in the year ahead.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.

          The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

PORTFOLIO SUMMARY

Net Asset Value 12/31/05:	$31.68 Per Share
6/30/05:	$27.74 Per Share

Total Net Assets:	$240.8 Million

Weighted Average Market Cap:	$2.9 Billion

PORTFOLIO STRUCTURE - BY SECTOR

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Small Cap Growth Fund	Russell 2000® Growth Index(1)	Russell 2000® Index(2)

3 Month**	1.25%	1.60%	1.13%
6 Month**	14.20	8.01	5.88
1 Year	18.52	4.15	4.55
5 Year	-2.03	2.28	8.22
10 Year	9.70	4.68	9.26
Inception	13.47	7.29	10.81
(7/1/94)

CUMULATIVE TOTAL RETURNS*

	Sit Small Cap Growth Fund	Russell 2000® Growth Index(1)	Russell 2000® Index(2)

1 Year	18.52%	4.15%	4.55%
5 Year	-9.76	11.91	48.46
10 Year	152.41	58.03	142.53
Inception	328.51	124.72	225.88
(7/1/94)

*As of 12/31/05.	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)

An unmanaged index that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Since the Fund’s inception, the Russell 2000® Index was used to compare performance; however the Adviser believes the Russell 2000® Growth Index more accurately reflects the Fund’s growth investment objectives and strategies and therefore will be used to compare the Fund’s performance.

(2)	An unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index (an index of the 3,000 largest U.S. companies based on total market capitalization).

GROWTH OF $10,000

The sum of $10,000 invested on 12/31/95 and held until 12/31/05 would have grown to $25,241 in the Fund, or $15,803 in the Russell 2000® Growth Index and $24,253 in the Russell 2000® Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

w	Southwestern Energy Co.
w	Affiliated Managers Group, Inc.
w	Frontier Oil Corp.
w	Kyphon, Inc.
w	Gasco Energy, Inc.
w	UTI Worldwide, Inc.
w	Equitable Resoures, Inc.
w	Joy Global, Inc.
w	Business Objects S.A., A.D.R.
w	Celgene Corp.

Total Number of Holdings: 100

Sit Small Cap Growth Fund

Portfolio of Investments - December 31, 2005 (Unaudited)

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (94.9%) (2)
Commercial Services (1.4%)
36,900	Getty Images, Inc. (3)	3,294,063

Communications (4.5%)
94,201	American Tower Corp. (3)	2,552,847
67,500	NII Holdings, Inc. (3)	2,948,400
118,950	SBA Communications Corp. (3)	2,129,205
335,600	Ubiquitel, Inc. (3)	3,319,084

		10,949,536

Consumer Durables (1.1%)
94,900	Scientific Games Corp. (3)	2,588,872

Consumer Non-Durables (2.5%)
16,500	Carter’s, Inc. (3)	971,025
108,400	Coach, Inc. (3)	3,614,056
18,000	Hansen Natural Corp. (3)	1,418,580

		6,003,661

Consumer Services (2.2%)
77,200	Aztar Corp. (3)	2,346,108
47,900	Life Time Fitness, Inc. (3)	1,824,511
18,600	Panera Bread Co. (3)	1,221,648

		5,392,267

Electronic Technology (10.5%)
134,700	Agere Systems, Inc. (3)	1,736,283
93,050	Arris Group, Inc. (3)	881,184
60,600	Cognex Corp.	1,823,454
138,450	Fairchild Semiconductor International, Inc. (3)	2,341,190
105,460	Intersil Corp.	2,623,845
73,200	Juniper Networks, Inc. (3)	1,632,360
80,825	Kronos, Inc. (3)	3,383,334
95,100	Microsemi Corp. (3)	2,630,466
37,000	MICROS Systems, Inc. (3)	1,787,840
1,600	Radyne Corp. (3)	23,312
50,200	Silicon Image, Inc. (3)	454,310
31,700	Silicon Laboratories, Inc. (3)	1,162,122
243,050	Sonus Networks, Inc. (3)	904,146
51,200	Trimble Navigation, Ltd. (3)	1,817,088
48,800	Varian Semiconductor Equip. Assoc., Inc. (3)	2,143,784

		25,344,718

Energy Minerals (11.1%)
36,500	ATP Oil & Gas Corp. (3)	1,350,865
76,750	Carrizo Oil & Gas, Inc. (3)	1,896,493
57,700	Foundation Coal Holdings, Inc.	2,192,600
154,500	Frontier Oil Corp.	5,798,385
742,075	Gasco Energy, Inc. (3)	4,845,750
75,900	Quicksilver Resources, Inc. (3)	3,188,559
204,700	Southwestern Energy Co. (3)	7,356,918

		26,629,570

Finance (9.0%)
74,175	Affiliated Managers Group, Inc. (3)	5,952,544
83,700	Aspen Insurance Holdings, Ltd.	1,981,179
98,900	Hanmi Financial Corp.	1,765,365

Quantity	Name of Issuer	Market Value ($)(1)

59,300	National Financial Partners Corp.	3,116,215
94,836	New York Community Bancorp, Inc.	1,566,691
56,700	The Navigators Group, Inc. (3)	2,472,687
116,640	UCBH Holdings, Inc.	2,085,523
51,850	Wintrust Financial Corp.	2,846,565

		21,786,769

Health Services (4.7%)
47,600	Covance, Inc. (3)	2,310,980
40,000	LifePoint Hospitals, Inc. (3)	1,500,000
41,700	Psychiatric Solutions, Inc. (3)	2,449,458
29,350	Stericycle, Inc. (3)	1,728,128
43,000	Symbion, Inc. (3)	989,000
31,500	United Surgical Partners International, Inc. (3)	1,012,725
45,000	VCA Antech, Inc. (3)	1,269,000

		11,259,291

Health Technology (14.1%)
88,000	Amylin Pharmaceuticals, Inc. (3)	3,512,960
57,400	Biosite, Inc. (3)	3,231,046
63,600	Celgene Corp. (3)	4,121,280
48,000	Connetics Corp. (3)	693,600
210,850	CryoLife, Inc. (3)	704,239
133,200	CV Therapeutics, Inc. (3)	3,294,036
13,800	Intuitive Surgical, Inc. (3)	1,618,326
23,500	Invitrogen Corp. (3)	1,566,040
120,800	Kyphon, Inc. (3)	4,932,264
163,000	NuVasive, Inc. (3)	2,950,300
32,000	Palomar Medical Technologies, Inc. (3)	1,121,280
61,000	ResMed, Inc. (3)	2,336,910
70,096	SurModics, Inc. (3)	2,592,851
65,750	Wright Medical Group, Inc. (3)	1,341,300

		34,016,432

Industrial Services (6.7%)
39,500	CARBO Ceramics, Inc.	2,232,540
83,400	Chicago Bridge & Iron Co.	2,102,514
45,600	Core Laboratories N.V. (3)	1,703,616
47,500	Flotek Industries, Inc. (3)	885,875
39,300	Granite Construction, Inc.	1,411,263
17,000	Hydril (3)	1,064,200
52,900	McDermott International, Inc. (3)	2,359,869
123,300	Pioneer Drilling Co. (3)	2,210,769
57,500	Todco	2,188,450

		16,159,096

Non-Energy Minerals (0.8%)
23,700	RTI International Metals, Inc. (3)	899,415
14,400	Titanium Metals Corp. (3)	910,944

		1,810,359

Producer Manufacturing (6.5%)
48,900	AMETEK, Inc.	2,080,206
59,500	Anixter International, Inc. (3)	2,327,640
13,704	Astec Industries, Inc. (3)	447,573
26,100	DRS Technologies, Inc.	1,342,062
32,600	IDEX Corp.	1,340,186
107,625	Joy Global, Inc.	4,305,000

Quantity	Name of Issuer	Market Value ($)(1)	Quantity	Name of Issuer	Market Value ($)(1)

44,250	Kaydon Corp.	1,422,195
61,600	Roper Industries, Inc.	2,433,816

		15,698,678

Retail Trade (6.5%)
66,075	Advance Auto Parts, Inc. (3)	2,871,619
72,500	Chico’s FAS, Inc. (3)	3,184,925
110,250	Coldwater Creek, Inc. (3)	3,365,932
48,550	Guitar Center Mgmt., Inc. (3)	2,427,985
88,000	Jos. A. Bank Clothiers, Inc. (3)	3,820,080

		15,670,541

Technology Services (7.6%)
41,700	ANSYS, Inc. (3)	1,780,173
106,050	Business Objects S.A., A.D.R. (3)	4,285,481
20,500	CACI International, Inc. (3)	1,176,290
101,100	Citrix Systems, Inc. (3)	2,909,658
60,000	Hyperion Solutions, Inc. (3)	2,149,200
227,350	Informatica Corp. (3)	2,728,200
112,800	Quest Software, Inc. (3)	1,645,752
24,150	Websense, Inc. (3)	1,585,206

		18,259,960

Transportation (3.8%)
93,400	C.H. Robinson Worldwide, Inc.	3,458,602
32,550	Tsakos Energy Navigation, Ltd.	1,193,608
48,700	UTI Worldwide, Inc.	4,521,308

		9,173,518

Utilities (1.9%)
123,200	Equitable Resources, Inc.	4,520,208

Total common stocks
(cost: $161,502,580)		228,557,539

Short-Term Securities (5.0%) (2)
11,925,000	Sit Money Market Fund, 3.90% (4)	11,925,000

(cost: $11,925,000)

Total investments in securities
(cost: $173,427,580) (5)		$240,482,539

See accompanying notes to portfolios of investments on page 44.

Sit Science and Technology Growth Fund
Six Months Ended December 31, 2005

Portfolio Managers: Eugene C. Sit, Robert W. Sit, Mark A. Pepper, Matt T. Loucks

          The Sit Science and Technology Growth Fund returned +15.54% over the last six months, compared to the +12.19% return for the ArcaEx Tech 100 Index. The S&P 500 Index returned +5.77% over the period.

          Science and technology stocks turned in strong performances during the second half of the year, as investor sentiment sharply improved from the negative tone prevailing over the first half of the year. Although the “hype” around several bellwethers, such as Google and Apple, clearly helped to re-ignite investor interest to the group, we believe strong fundamentals are visible throughout many science and technology-related industries. Steady improvements in business capital spending, combined with strong fundamentals and innovation in consumer electronics, remain key underpinnings for continued momentum for the technology sector. Specific areas of emphasis within the Fund reflect our view of growth prospects, including a significant commitment to companies involved in wireless communications, software, storage and network security. The pace of innovation is equally robust in healthcare, and although the woes of the major pharmaceuticals continue to garner much of the investor attention in the sector, our focus lies elsewhere. Medium-sized pharmaceutical and biotechnology companies, along with medical device companies, are among the areas of investment focus within the Fund.
          The strong relative return (to the ArcaEx Tech 100 Index) achieved by the Fund over the past six-months was primarily due to strong stock selection in several sectors, particularly producer manufacturing and technology services. The key stocks contributing to the Fund’s outperformance were Elan PLC (+104%), Energy Conversion Devices (+73%), Celgene (+59%), Business Objects (+54%) and Google (+41%). Individual stocks that detracted from performance over the period include Sonus Networks (-24%) and Tessera Technologies (-17%). As of December 31, 2005, the Fund was 97% invested in equities, with largest sector weights in Electronic Technology, Technology Services and Health Technology.
          The Fund remains well diversified among many science and technology industries, and our research team remains focused on identifying the most attractive cyclical and secular growth opportunities.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found.

PORTFOLIO SUMMARY

Net Asset Value12/31/05:	$10.56 Per Share
6/30/05:	$9.14 Per Share

Total Net Assets:	$14.6 Million

Weighted Average Market Cap:	$33.3 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Science and Technology Growth Fund	ArcaEx Tech 100 Index(1)	S&P 500 Index(2)

3 Month**	2.52%	2.18%	2.09%
6 Month**	15.54	12.19	5.77
1 Year	3.83	7.36	4.91
3 Years	16.03	22.20	14.39
5 Years	-14.64	0.53	0.54
Inception	1.08	14.12	4.78
(12/31/97)

CUMULATIVE TOTAL RETURNS*

	Sit Science and Technology Growth Fund	ArcaEx Tech 100 Index(1)	S&P 500 Index(2)

1 Year	3.83%	7.36%	4.91%
3 Years	56.21	82.49	49.69
5 Years	-54.69	2.70	2.75
Inception	8.99	187.85	45.35
(12/31/97)

*As of 12/31/05	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)

An unmanaged index that measures the performance of 100 technology-related exchange-listed and over-the-counter stocks. Since 1998, the S&P 500 Index was used to compare performance; however the Adviser believes the ArcaEx Tech 100 Index more accurately reflects the Fund’s growth investment objectives and strategies and therefore will be used to compare the Fund’s performance.

(2)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/97) and held until 12/31/05 would have grown to $10,899 in the Fund or $28,785 in the ArcaEx Tech 100 Index and $14,535 in the S&P 500 Index.

TOP 10 HOLDINGS

w	Google, Inc.
w	Apple Computer, Inc.
w	Yahoo!, Inc.
w	Celgene Corp.
w	Qualcomm, Inc.
w	St. Jude Medical, Inc.
w	Broadcom Corp.
w	Amgen, Inc.
w	Business Objects, A.D.R.
w	SAP, A.D.R.

Total Number of Holdings: 56

Sit Science and Technology Growth Fund

Portfolio of Investments - December 31, 2005 (Unaudited)

Quantity	Name of Issuer	Market Value ($)(1)
Common Stocks (97.1%) (2)

Electronic Technology (32.6%)
12,000	Advanced Energy Industries, Inc. (3)	141,480
10,100	Agilent Technologies, Inc. (3)	336,229
8,600	Analog Devices, Inc.	308,482
7,000	Apple Computer, Inc. (3)	503,230
8,100	Broadcom Corp. (3)	381,915
16,000	Cisco Systems, Inc. (3)	273,920
20,300	EMC Corp. (3)	276,486
6,600	Hewlett-Packard Co.	188,958
11,200	Intel Corp.	279,552
7,017	Juniper Networks, Inc. (3)	156,479
4,000	Lam Research Corp. (3)	142,720
6,200	Microsemi Corp. (3)	171,492
6,800	Network Appliance, Inc. (3)	183,600
9,600	Qualcomm, Inc.	413,568
13,000	Radyne ComStream, Inc. (3)	189,410
8,800	Rimage Corp. (3)	255,024
17,500	Silicon Image, Inc. (3)	158,375
5,100	Standard Microsystems Corp. (3)	146,319
9,800	Xilinx, Inc.	247,058

		4,754,297

Health Services (3.5%)
4,300	Quality Systems, Inc.	330,068
5,000	Radiation Therapy Services, Inc. (3)	176,550

		506,618

Health Technology (29.4%)
3,700	Advanced Medical Optics, Inc. (3)	154,660
4,800	Amgen, Inc. (3)	378,528
4,700	Amylin Pharmaceuticals, Inc. (3)	187,624
6,700	Celgene Corp. (3)	434,160
6,000	CV Therapeutics, Inc. (3)	148,380
11,900	Elan Corp., A.D.R (3)	165,767
9,600	ev3, Inc. (3)	141,504
4,500	Foxhollow Technologies, Inc. (3)	134,055
3,700	Genentech, Inc. (3)	342,250
3,500	Gen-Probe, Inc. (3)	170,765
2,300	Genzyme Corp. (3)	162,794
3,900	Gilead Sciences, Inc. (3)	205,257
8,000	Kyphon, Inc. (3)	326,640
4,600	Medtronic, Inc.	264,822
17,400	NuVasive, Inc. (3)	314,940
4,900	Surmodics, Inc. (3)	181,251
8,200	St. Jude Medical, Inc. (3)	411,640
2,800	Techne Corp. (3)	157,220

		4,282,257

Producer Manufacturing (2.9%)
6,500	Energy Conversion Devices, Inc. (3)	264,875
3,700	Harris Corp.	159,137

		424,012

Quantity	Name of Issuer	Market Value ($)(1)

Retail Trade (1.3%)
4,300	eBay, Inc. (3)	185,975

Technology Services (27.4%)
9,000	Adobe Systems, Inc.	332,640
4,400	ANSYS, Inc. (3)	187,836
6,600	Autodesk, Inc.	283,470
9,000	Business Objects, A.D.R. (3)	363,690
5,000	Global Payments, Inc.	233,050
1,600	Google, Inc. (3)	663,776
3,500	J2 Global Communications, Inc. (3)	149,590
10,800	McAfee, Inc. (3)	293,004
8,500	Microsoft Corp.	222,275
6,600	NAVTEQ (3)	289,542
7,800	SAP, A.D.R.	351,546
8,000	Witness Sytems, Inc. (3)	157,360
12,000	Yahoo!, Inc. (3)	470,160

		3,997,939

Total common stocks		14,151,098

(cost: $11,080,598)

Short-Term Securities (2.8%) (2)
406,000	Sit Money Market Fund, 3.90% (4)	406,000

(cost: $406,000)

Total investments in securities
(cost: $11,486,598) (5)		$14,557,098

This page has been left blank intentionally.

See accompanying notes to portfolios of investments on page 44.

Sit Developing Markets Growth Fund
Six Months Ended December 31, 2005

Portfolio Managers: Eugene C. Sit, Roger J. Sit, Raymond E. Sit

     Although slightly underperforming the MSCI Emerging Markets Index, the Sit Developing Markets Growth Fund posted solid returns for the six months ended December 31, 2005. The Fund returned +23.87% compared with +25.00% for the Index. The underweight position in South Africa and strength of the rand were the key reasons for the underperformance. However, the Turkish, Korean, and Indian bank holdings and underweighted position in Taiwan more than offset the negative impact of South Africa.
     Over the past 12 months, the Fund’s exposure to Europe increased substantially, to 11.6% versus 11.2% for the Index. In Turkey, the Fund added two financials, Finansbank and Is Leasing, which are benefiting from changing regulations and market consolidation. In addition, the Fund purchased Cez, a Czechoslovakian electric utility, which is benefiting from higher utility prices.
     In Asia, the Fund had a weighting of 53.2% versus 53.7% for the Index. Given the underweight in Taiwanese technology companies and our belief in stronger-than-anticipated growth, we purchased three new names (Hon Hai Precision, Asustek Computer, and MediaTek) and increased the Fund’s exposure to Taiwan Semiconductor. To compensate for this increase, we reduced the Fund’s exposure to select developed markets with strong ties to emerging markets (Hong Kong, Australia, and Singapore).
     The Latin American weight remained relatively stable at 22.3% versus the Index weight of 19.7%. The economies are benefiting from high oil prices which are leading to consumer consumption growth. Several of the Fund’s holdings are consumer and energy related. Recently, we added two material-related companies, Southern Peru Copper and Cemex.
     We remain underweight in the Middle East and Africa (6.7% versus 15.4% for the Index). To lessen the underweight in South Africa and capitalize on the strengthening rand, the Fund purchased Napsers Ltd. (pay television) and Sasol (oil and gas related activities). In addition, the Fund added Nice Systems, a video monitoring company headquartered in Israel.

INVESTMENT OBJECTIVE AND STRATEGY

     The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 12/31/05:	$16.01 Per Share
6/30/05:	$12.97 Per Share

Total Net Assets:	$15.3 Million

Weighted Average Market Cap:	$34.9 Billion

PORTFOLIO STRUCTURE - BY REGION (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index(1)	MSCI Emerging Markets Growth Index(2)
3 Month**	5.97%	6.83%	8.34%
6 Month**	23.87	25.00	26.70
1 Year	33.77	30.31	32.04
5 Year	10.32	16.18	13.64
10 Year	5.68	4.42	n/a
Inception	4.34	3.43	n/a
(7/1/94)

CUMULATIVE TOTAL RETURNS*

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index(1)	MSCI Emerging Markets Growth Index(2)
1 Year	33.77%	30.31%	32.04%
5 Year	63.44	111.65	89.50
10 Year	73.81	54.13	n/a
Inception	63.00	47.44	n/a
(7/1/94)

*As of 12/31/05		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of over 1,000 international emerging companies representing the stock markets of over 25 countries.
(2)	An unmanaged index that measures the performance of over 1,000 international emerging companies representing the stock markets of over 26 countries.

GROWTH OF $10,000

The sum of $10,000 invested on 12/31/95 and held until 12/31/05 would have increased to $17,381 in the Fund, or $15,413 in the MSCI Emerging Markets Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Sit Developing Markets Growth Fund

Portfolio of Investments - December 31, 2005 (Unaudited)

10 LARGEST HOLDINGS

w	Samsung Electronics
w	Petrochina Co.
w	Anglo American p.l.c.
w	India Fund
w	BHP Billiton Limited, A.D.R.
w	Petrobras
w	NII Holdings, Inc.
w	Banco Bradesco S.A.
w	Shinhan Financial Group
w	America Movil, A.D.R.

Total Number of Holdings: 75

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (91.2%) (2)
Africa/ Middle East (6.7%)
Israel (5.2%)
8,700	Amdocs, Ltd. (Technology Svcs.) (3)	239,250
9,150	Lipman (Electronic Tech.) (3)	212,921
800	NICE Systems Ltd., A.D.R. (Electronic Tech.) (3)	38,528
7,200	Teva Pharmaceutical, A.D.R. (Health Tech.)	309,672

		800,371

South Africa (1.5%)
6,900	Naspers, Ltd. (Consumer Svcs.)	121,856
3,000	Sasol (Energy Minerals)	106,920

		228,776

Asia (50.6%)
Australia (4.0%)
11,510	BHP Billiton, Ltd., A.D.R. (Non-Energy Minerals)	384,664
1,200	Rio Tinto, A.D.R, (Non-Energy Minerals)	219,348

		604,012

China / Hong Kong (10.0%)
238,000	China Oilfield Services, Ltd. (Industrial Svcs.)	95,924
55,000	Hongkong Land Holdings, Ltd. (Finance)	172,700
5,400	HSBC Holdings p.l.c. (Finance)	86,709
512,000	PetroChina Co. (Energy Minerals)	419,318
222,508	Ports Design, Ltd. (Retail Trade)	258,278
10,000	Sun Hung Kai Properties, Ltd. (Finance)	97,375
118,000	Tsingtao Brewery Co., Ltd. (Consumer Non-Durables)	124,794
342,000	Xinao Gas Holdings, Ltd. (Utlities)	271,269

		1,526,367

Quantity	Name of Issuer	Market Value ($)(1)

India * (4.3%)
8,000	ICICI Bank, A.D.R. (Finance)	230,400
2,300	Infosys Technologies, Ltd., A.D.R. (Technology Svcs.)	185,978
6,200	Reliance Industries, Ltd., G.D.R. (Energy Minerals)	245,086

		661,464

Indonesia (0.8%)
36,500	PT Astra International Tbk (Producer Mfg.)	37,835
3,400	PT Telekomunikasi (Communications)	81,124

		118,959

Malaysia (0.6%)
71,100	Astro All Asia Networks, p.l.c. (Consumer Svcs.)	98,763

Phillipines (1.7%)
1,680,000	Manila Water Co. (Utilities)	196,399
110,500	Semirara Mining Corp. (Energy Minerals) (3)	60,422

		256,821

Russia (4.3%)
5,200	LUKOIL, A.D.R. (Energy Minerals)	309,400
5,100	Mobile Telesystems, A.D.R. (Communications)	178,500
3,800	Vimpel Communications, A.D.R. (Communications) (3)	168,074

		655,974

Singapore (0.9%)
109,000	Starhub, Ltd. (Communications)	134,382

South Korea (14.7%)
700	Cheil Communications, Inc. (Commercial Svcs.)	152,693
16,007	Industrial Bank of Koea (Finance)	243,306
5,200	Korea Electric Power Corp. (Utilities)	101,348
2,200	Kookmin Bank (Finance)	166,494
1,900	Kookmin Bank, A.D.R. (Finance)	141,949
1,800	POSCO, A.D.R. (Non-Energy Minerals)	89,118
1,199	Samsung Electronics (Electronic Tech.)	781,660
8,100	Shinhan Financial Group (Finance)	328,936
420	Shinsegae Co., Ltd. (Retail Trade)	184,063
3,100	SK Telecom Co., A.D.R. (Communications)	62,899

		2,252,466

Taiwan (6.7%)
33,000	Asustek Computer, Inc. (Electronic Tech.)	101,483
76,000	Cathay Financial Holding Co., Ltd. (Finance)	137,685
21,893	Hon Hai Precision Industry Co., Ltd. (Electronic Tech.)	251,771

Quantity	Name of Issuer	Market Value ($)(1)

8,500	MediaTek, Inc. (Electronic Tech.)	100,158
107,583	Taiwan Semiconductor Co. (Electronic Tech.)	204,730
23,800	Taiwan Semiconductor Manufacturing Co., Ltd., A.D.R. (Electronic Tech.)	235,858

		1,031,685

Thailand (2.6%)
68,000	Advanced Info Service Public Co., Ltd. (Communications)	179,122
37,600	Bangkok Bank Public Co., Ltd. (Finance)	105,463
68,200	Thai Public Oil Co. (Energy Minerals)	105,627

		390,212

Europe (11.6%)
Czech Republic (3.4%)
4,900	Central European Media Enterprises, Ltd. (Consumer Svcs.) (3)	283,710
7,700	CEZ (Utilities)	230,245

		513,955

Greece (1.6%)
22,400	National Bank of Greece S.A., A.D.R. (Finance)	191,744
1,500	Tsakos Energy Navigation, Ltd., A.D.R. (Transportation)	55,005

		246,749

Hungary (0.9%)
2,200	OTP Bank, G.D.R. (Finance)	144,320

Poland (0.9%)
3,500	Central European Distribution Corp. (Consumer Non-Durables) (3)	140,490

Turkey (2.1%)
37,839	Finansbank AS (Finance)	167,987
28,500	Is Finansal Kiralama A.S. (Finance)	149,723

		317,710

United Kingdom (2.7%)
12,100	Anglo American p.l.c. (Non-Energy Minerals)	411,088

Latin America (22.3%)
Argentina (1.0%)
1,370	Tenaris S.A., A.D.R. (Industrial Svcs.)	156,865

Brazil (11.4%)
9,200	AES Tiete S.A. (Utilities)	200,505
11,958	Banco Bradesco S.A. (Finance)	346,632
2,100	Companhia de Bebidas das Americas (Consumer Non-Durables)	79,905
7,300	Companhia Vale do Rio Doce, A.D.R. (Non-Energy Minerals)	300,322

Quantity	Name of Issuer	Market Value ($)(1)

3,883	Embraer de Aeronautica, A.D.R. (Electronic Tech.)	151,825
3,900	Pao de Acucar, A.D.R. (Retail Trade)	128,310
23,440	Petrobras (Energy Minerals)	373,454
8,600	Tele Norte Leste Participacoes, A.D.R. (Communications)	154,112

		1,735,065

Mexico (9.3%)
10,800	America Movil, A.D.R. (Communications)	316,008
1,500	Cemex S.A. de C.V., A.D.R. (Non-Energy Minerals)	88,995
2,400	Grupo Televisa S.A., A.D.R. (Consumer Svcs.)	193,200
4,200	Homex, A.D.R. (Consumer Durables) (3)	128,856
8,000	NII Holdings, Inc. (Communications) (3)	349,440
3,800	Telefonos de Mexico, A.D.R. (Communications)	93,784
45,270	Wal-Mart de Mexico (Retail Trade)	251,083

		1,421,366

Peru (0.6%)
1,400	Southern Copper Corp. (Non-Energy Minerals)	93,772

Total common stocks		13,941,632

(cost: $8,616,420)

Closed-End Mutual Fund (2.6%) (2)
9,940	India Fund* (Consumer Services)	394,916

(cost: $140,784)

Short-Term Securities (5.3%) (2)
814,000	Sit Money Market Fund, 3.90% (4)	814,000

(cost: $814,000)

Total investments in securities
(cost: $9,571,204) (5)		$15,150,548

* The fund’s total investments in India including the India Fund comprises 6.9% of the fund’s net assets.

See accompanying notes to portfolios of investments on page 44.

Sit Mutual Funds

Notes to Portfolios of Investments

(1)	Securities are valued by procedures described in note 1 to the financial statements.

(2)	Percentage figures indicate percentage of total net assets.

(3)	Presently non-income producing securities.

(4)	This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(5)	At December 31, 2005, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund

Cost for federal income tax purposes	$10,434,409	$17,755,779	$66,630,075	$150,260,774

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$1,998,954	$1,835,612	$18,722,955	$69,877,346
Gross unrealized depreciation	(377,312)	(309,802)	(3,337,654)	(1,841,661)

Net unrealized appreciation (depreciation)	$1,621,642	$1,525,810	$15,385,301	$68,035,685

	International Growth Fund	Small Cap Growth Fund	Science and Technology Growth Fund	Developing Markets Growth Fund

Cost for federal income tax purposes	$23,488,700	$173,427,580	$11,486,598	$9,571,204

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$9,012,257	$71,671,474	$4,219,229	$5,653,085
Gross unrealized depreciation	(673,180)	(4,616,515)	(1,148,729)	(73,741)

Net unrealized appreciation (depreciation)	$8,339,077	$67,054,959	$3,070,500	$5,579,344

This page has been left blank intentionally.

Sit Mutual Funds
December 31, 2005

Statements of Assets and Liabilities - (Unaudited)

	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund

ASSETS
Investments in securities, at identified cost	$10,434,409	$17,755,779	$66,630,075	$150,260,774

Investments in securities, at market value - see accompanying schedules for detail	$11,958,051	$18,988,589	$76,514,376	$209,061,459
Investments in affiliated mutual funds	98,000	293,000	5,501,000	9,235,000
Cash in bank on demand deposit	14	11,281	949	1,162
Accrued interest and dividends receivable	47,697	32,599	92,134	98,003
Receivable for investment securities sold	—	—	184,941	135,077
Other receivables	37	—	11,216	—
Receivable for Fund shares sold	3,977	186,489	558,665	135,134

Total assets	12,107,776	19,511,958	82,863,281	218,665,835

LIABILITIES
Disbursements in excess of cash balances	—	—	—	—
Payable for investment securities purchased	13,633	146,655	366,134	340,825
Payable for Fund shares redeemed	—	—	11,948	375
Cash portion of dividends payable to shareholders	—	—	—	—
Other payables	6,025	241	—	148,628
Accrued investment management and advisory services fee	10,196	15,742	66,400	207,396

Total liabilities	29,854	162,638	444,482	697,224

Net assets applicable to outstanding capital stock	$12,077,922	$19,349,320	$82,418,799	$217,968,611

Net assets consist of:
Capital (par value and paid-in surplus)	$15,703,686	$17,805,017	$87,833,186	$185,888,238
Undistributed (distributions in excess of) net investment income	3,929	3,332	2,367	(365,963)
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(5,251,335)	15,161	(20,802,055)	(35,589,348)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	1,621,642	1,525,810	15,385,301	68,035,684

	$12,077,922	$19,349,320	$82,418,799	$217,968,611

Outstanding shares	795,776	1,672,159	2,219,248	17,080,691

Net asset value per share of outstanding capital stock	$15.18	$11.57	$37.14	$12.76

	International Growth Fund	Small Cap Growth Fund	Science and Technology Growth Fund	Developing Markets Growth Fund

ASSETS
Investments in securities, at identified cost	$23,488,700	$173,427,580	$11,486,598	$9,571,204

Investments in securities, at market value - see accompanying schedules for detail	$31,480,777	$228,557,539	$14,151,098	$14,336,548
Investments in affiliated mutual funds	347,000	11,925,000	406,000	814,000
Cash in bank on demand deposit	123,268	1,216	917	7,573
Accrued interest and dividends receivable	93,228	255,314	1,956	69,512
Receivable for investment securities sold	—	565,676	—	—
Other receivables	—	52,050	—	5,263
Receivable for Fund shares sold	56,199	126,769	53,882	72,995

Total assets	32,100,472	241,483,564	14,613,853	15,305,891

LIABILITIES
Disbursements in excess of cash balances	—	—	—	—
Payable for investment securities purchased	116,000	325,761	—	—
Payable for Fund shares redeemed	—	83,368	16,195	—
Cash portion of dividends payable to shareholders	—	—	—	—
Other payables	29,061	—	13,983	—
Accrued investment management and advisory services fee	43,714	298,958	17,237	24,826

Total liabilities	188,775	708,087	47,415	24,826

Net assets applicable to outstanding capital stock	$31,911,697	$240,775,477	$14,566,438	$15,281,065

Net assets consist of:
Capital (par value and paid-in surplus)	$57,483,285	$234,915,696	$33,072,398	$12,095,003
Undistributed (distributions in excess of) net investment income	(11,113)	(680,306)	(85,224)	(8,698)
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(33,898,075)	(60,514,872)	(21,491,236)	(2,384,324)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	8,337,600	67,054,959	3,070,500	5,579,084

	$31,911,697	$240,775,477	$14,566,438	$15,281,065

Outstanding shares	2,215,327	7,601,268	1,380,003	954,605

Net asset value per share of outstanding capital stock	$14.40	$31.68	$10.56	$16.01

See accompanying notes to financial statements on page 54.

Sit Mutual Funds
Six Months Ended December 31, 2005

Statements of Operations (Unaudited)

	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund

Investment income:
Income:
Dividends *	$60,722	$280,188	$369,480	$729,470
Interest	101,486	11,511	51,187	97,032

Total income	162,208	291,699	420,667	826,502

Expenses (note 3):
Investment management and advisory services fee	61,074	86,489	362,394	1,296,755
Less fees and expenses absorbed by investment adviser	—	—	—	(104,290)

Total net expenses	61,074	86,489	362,394	1,192,465

Net investment income (loss)	101,134	205,210	58,273	(365,963)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss)	266,264	118,304	1,169,477	6,001,506
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	321,872	732,090	4,563,370	19,820,586
Realized gain (loss) on foreign currency transactions	—	—	—	—

Net gain (loss) on investments	588,136	850,394	5,732,847	25,822,092

Net increase (decrease) in net assets resulting from operations	$689,270	$1,055,604	$5,791,120	$25,456,129

* Dividends are net of foreign withholding tax of $7,193 and $11,486 in the International Growth Fund and Developing Markets Growth Fund, respectively.

	International Growth Fund	Small Cap Growth Fund	Science and Technology Growth Fund	Developing Markets Growth Fund

Investment income:
Income:
Dividends *	$212,743	$660,438	$10,888	$108,665
Interest	7,309	265,954	7,282	10,807

Total Income	220,052	926,392	18,170	119,472

Expenses (note 3):
Investment management and advisory services fee	283,234	1,606,698	114,942	128,170
Less fees and expenses absorbed by investment adviser	(53,833)	—	(11,548)	—

Total net expenses	229,401	1,606,698	103,394	128,170

Net investment income (loss)	(9,349)	(680,306)	(85,224)	(8,698)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss)	536,536	2,628,476	632,842	13,293
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	4,435,382	24,986,945	1,642,019	2,655,124
Realized gain (loss) on foreign currency transactions	10	—	—	(220)

Net gain (loss) on investments	4,971,928	27,615,421	2,274,861	2,668,197

Net increase (decrease) in net assets resulting from operations	$4,962,579	$26,935,115	$2,189,637	$2,659,499

See accompanying notes to financial statements on page 54.

Sit Mutual Funds

Statements of Changes in Net Assets

	Balanced Fund		Dividend Growth Fund

	Six months ended December 31, 2005 (Unaudited)	Year ended June 30, 2005	Six months ended December 31, 2005 (Unaudited)	Year ended June 30, 2005

Operations:
Net investment income (loss)	$101,134	$221,521	$205,210	$182,928
Net realized gain (loss) on investments	266,264	200,246	118,304	174,285
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	321,872	426,322	732,090	671,537
Net realized gain (loss) on foreign currency transactions	—	—	—	—

Net increase (decrease) in net assets resulting from operations	689,270	848,089	1,055,604	1,028,750

Distributions to shareholders from:
Net investment income	(150,000)	(226,000)	(266,000)	(146,000)
Net realized gains on investments	—	—	(225,199)	—

Total distributions	(150,000)	(226,000)	(491,199)	(146,000)

Capital share transactions:
Proceeds from shares sold	506,696	1,225,645	5,114,365	7,459,382
Reinvested distributions	148,800	223,911	463,766	128,579
Payments for shares redeemed	(1,368,090)	(2,261,666)	(988,883)	(1,146,817)

Increase (decrease) in net assets from capital share transactions	(712,594)	(812,110)	4,589,248	6,441,144

Total increase (decrease) in net assets	(173,324)	(190,021)	5,153,653	7,323,894

Net assets
Beginning of period	12,251,246	12,441,267	14,195,667	6,871,773

End of period *	$12,077,922	$12,251,246	$19,349,320	14,195,667

Capital transactions in shares:
Sold	33,785	87,493	447,814	685,735
Reinvested distributions	9,999	16,112	40,133	12,085
Redeemed	(91,395)	(161,837)	(85,061)	(106,290)

Net increase (decrease)	(47,611)	(58,232)	402,886	591,530

* includes undistributed net investment income	$3,929	$52,795	$3,332	$64,122

	Large Cap Growth Fund		Mid Cap Growth Fund		International Growth Fund

	Six months ended December 31, 2005 (Unaudited)	Year ended June 30, 2005	Six months ended December 31, 2005 (Unaudited)	Year ended June 30, 2005	Six months ended December 31, 2005 (Unaudited)	Year ended June 30, 2005

Operations:
Net investment income (loss)	$58,273	$308,015	($365,963)	($1,290,166)	($9,349)	$179,116
Net realized gain (loss) on investments	1,169,476	1,598,533	6,001,506	18,274,052	536,536	1,683,427
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	4,563,371	2,685,949	19,820,586	1,928,476	4,435,383	1,267,378
Net realized gain (loss) on foreign currency transactions	—	—	—	—	9	(3,346)

Net increase (decrease) in net assets resulting from operations	5,791,120	4,592,497	25,456,129	18,912,362	4,962,579	3,126,575

Distributions to shareholders from:
Net investment income	(142,000)	(233,010)	—	—	(155,624)	(88,998)
Net realized gains on investments	—	—	—	—	—	—

Total distributions	(142,000)	(233,010)	—	—	(155,624)	(88,998)

Capital share transactions:
Proceeds from shares sold	16,562,938	11,464,016	13,016,880	11,260,285	1,697,578	2,548,414
Reinvested distributions	139,965	226,798	—	—	150,322	85,684
Payments for shares redeemed	(9,593,568)	(10,164,271)	(19,953,299)	(35,669,542)	(3,895,145)	(10,801,021)

Increase (decrease) in net assets from capital share transactions	7,109,335	1,526,543	(6,936,419)	(24,409,257)	(2,047,245)	(8,166,923)

Total increase (decrease) in net assets	12,758,455	5,886,030	18,519,710	(5,496,895)	2,759,710	(5,129,346)
Net assets
Beginning of period	69,660,344	63,774,314	199,448,901	204,945,796	29,151,987	34,281,333

End of period *	$82,418,799	$69,660,344	$217,968,611	$199,448,901	$31,911,697	$29,151,987

Capital transactions in shares:
Sold	447,826	343,372	1,050,995	1,082,405	125,077	212,627
Reinvested distributions	3,706	6,710	—	—	10,475	6,944
Redeemed	(264,913)	(312,867)	(1,654,212)	(3,433,755)	(288,071)	(900,411)

Net increase (decrease)	186,619	37,215	(603,217)	(2,351,350)	(152,519)	(680,840)

* includes undistributed net investment income	$2,367	$86,094	$—	$—	$—	$153,860

See accompanying notes to financial statements on page 54.

Sit Mutual Funds

Statements of Changes in Net Assets (continued)

	Small Cap Growth Fund		Science and Technology Growth Fund
	Six months ended December 31, 2005 (Unaudited)	Year ended June 30, 2005	Six months ended December 31, 2005 (Unaudited)	Year ended June 30, 2005
Operations:
Net investment income (loss)	($680,306)	($1,932,354)	($85,224)	($158,065)
Net realized gain (loss) on investments	2,628,476	2,422,217	632,842	614
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	24,986,945	15,168,019	1,642,019	(1,479,200)
Net realized gain (loss) on foreign currency transactions	—	—	—	—
Net increase (decrease) in net assets resulting from operations	26,935,115	15,657,882	2,189,637	(1,636,651)
Distributions to shareholders from:
Net investment income	—	—	—	—
Net realized gains on investments	—	—	—	—

Total distributions	—	—	—	—
Capital share transactions:
Proceeds from shares sold	46,996,351	10,163,917	501,075	1,110,784
Reinvested distributions	—	—	—	—
Payments for shares redeemed	(13,700,919)	(45,087,231)	(2,666,481)	(3,985,450)
Increase (decrease) in net assets from capital share transactions	33,295,432	(34,923,314)	(2,165,406)	(2,874,666)
Total increase (decrease) in net assets	60,230,547	(19,265,432)	24,231	(4,511,317)

Net assets
Beginning of period	180,544,930	199,810,362	14,542,207	19,053,524
End of period *	$240,775,477	$180,544,930	$14,566,438	$14,542,207

Capital transactions in shares:
Sold	1,541,013	406,347	48,729	120,559
Reinvested distributions	—	—	—	—
Redeemed	(448,620)	(1,796,847)	(260,480)	(429,929)

Net increase (decrease)	1,092,393	(1,390,500)	(211,751)	(309,370)

* includes undistributed net investment income	$—	$—	$—	$—

	Developing Markets Growth Fund
	Six months ended December 31, 2005 (Unaudited)	Year ended June 30, 2005
Operations:
Net investment income (loss)	($8,698)	$48,117
Net realized gain (loss) on investments	13,293	449,916
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,655,124	1,886,718
Net realized gain (loss) on foreign currency transactions	(220)	3,383
Net increase (decrease) in net assets resulting from operations	2,659,499	2,388,134
Distributions to shareholders from:
Net investment income	(51,306)	(13,238)
Net realized gains on investments	—	—

Total distributions	(51,306)	(13,238)
Capital share transactions:
Proceeds from shares sold	5,123,394	5,091,018
Reinvested distributions	50,250	12,927
Payments for shares redeemed	(3,075,666)	(4,934,365)
Increase (decrease) in net assets from capital share transactions	2,097,978	169,580
Total increase (decrease) in net assets	4,706,171	2,544,476

Net assets
Beginning of period	10,574,894	8,030,418
End of period *	$15,281,065	$10,574,894

Capital transactions in shares:
Sold	341,284	427,219
Reinvested distributions	3,184	1,121
Redeemed	(205,152)	(425,079)

Net increase (decrease)	139,316	3,261

* includes undistributed net investment income	$—	$51,306

See accompanying notes to financial statements on page 54.

Sit Mutual Funds

Notes to Financial Statements

(1)	Summary of Significant Accounting Policies

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof.  The Sit Developing Markets Growth, Sit Small Cap Growth, Sit Dividend Growth, Sit International Growth, Sit Balanced, and Sit Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds).  Each Fund has 10 billion authorized shares of capital stock with a par value of $0.001.  The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term capital growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide regular income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth Fund, Inc.	Maximize long-term capital appreciation.
Mid Cap Growth Fund, Inc.	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Small Cap Growth	Maximize long-term capital appreciation.
Science and Technology Growth Fund	Maximize long-term capital appreciation.
Developing Markets Growth	Maximize long-term capital appreciation.

Significant accounting policies followed by the Funds are summarized below:

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days.  The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital.

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued.  Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price.  The sale and bid prices are obtained from independent pricing services.  Debt securities maturing more than 60 days are priced by an independent pricing service.  When market quotations are not readily available, or when the Advisor becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors.  Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis.  Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities.  Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Line of Credit

The Funds have a $25,000,000 committed line of credit through PNC Bank, N.A., whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary purposes.  Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus fifty basis points (0.50%).  The Funds had no borrowings outstanding during the six months ended December 31, 2005.

Illiquid Securities

Each Fund currently limits investments in illiquid securities to 15% of net assets. At December 31, 2005, there were no securities held by the Funds deemed illiquid by the investment adviser.  Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

Foreign Currency Translations and Forward Foreign Currency Contracts

The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange (approximately 12:30 p.m. E.S.T).  Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date.  Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income.  Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions.  For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation.  The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service.  The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Sit Mutual Funds

Notes to Financial Statements (continued)

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no income tax provision is required.  Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions.  A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

As of June 30, 2005, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent capital gains, will begin to expire as follows:

	Loss Carryover	Expiration Years
Balanced	$5,429,946	2010-2013
Large Cap Growth	21,850,429	2010-2012
Mid Cap Growth	41,402,552	2010-2012
International Growth	34,433,548	2009-2014
Small Cap Growth	63,138,159	2010-2012
Science & Technology Growth	21,986,091	2010-2013
Developing Markets Growth	2,397,397	2008-2011

Distributions

Distributions to shareholders are recorded as of the close of business on the record date.  Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock.  Distributions from net investment income, if any, are declared and paid quarterly for the Balanced and Dividend Growth Funds and declared and paid annually for Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds.  Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile.  The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results.  Actual results could differ from those estimates.

(2)	Investment Security Transactions

Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended December 31, 2005, were as follow:

	Purchases ($)	Proceeds ($)
Balanced Fund	2,698,689	3,589,298
Dividend Growth	7,843,194	3,394,504
Large Cap Growth Fund	14,005,673	9,070,333
Mid Cap Growth Fund	34,748,759	45,841,641
International Growth Fund	3,150,020	5,333,150
Small Cap Growth Fund	68,469,990	41,975,661
Science and Technology Growth Fund	3,031,223	4,777,864
Developing Markets Growth Fund	2,605,266	520,799

(3)	Expenses

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries.  The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Contractual Management Fee	Net of Adviser’s Voluntary Fee Waiver

Balanced Fund	1.00%	1.00%
Dividend Growth Fund	1.00%	1.00%
Large Cap Growth Fund	1.00%	1.00%
Mid Cap Growth Fund	1.25%	1.15%
International Growth Fund	1.85%	1.50%
Small Cap Growth Fund	1.50%	1.50%
Science and Technology Growth Fund	1.50%	1.35%
Developing Markets Growth Fund	2.00%	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

Sit Mutual Funds

Notes to Financial Statements (continued)

For the periods through December 31, 2006 the Adviser has agreed to limit the management fee of the Mid Cap Growth Fund, Science and Technology Growth Fund, and International Growth Fund to 1.15%, 1.35%, and 1.50% of the Fund’s average daily net assets, respectively.

The Funds invest in the Sit Money Market Fund.  The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.  The Funds owned the following shares as of December 31, 2005:

Fund	Shares

Balanced Fund	98,000
Dividend Growth Fund	293,000
Large Cap Growth Fund	5,501,000
Mid Cap Growth Fund	9,235,000
International Growth Fund	347,000
Small Cap Growth Fund	11,925,000
Science and Technology Growth Fund	406,000
Developing Markets Growth Fund	814,000

Investment Sub-Adviser

SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. (“SKI”).  SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund.  Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% (.65% net of waiver for the International Growth Fund) on the first $100 million of each Fund’s average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million.  SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund’s investment management agreement.  In accordance with the agreement, fees of $147,305 were paid or payable to SKI for the six months ended December 31, 2005.

Transactions with affiliates
The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2005:

	Shares	% Shares Outstanding

Balanced Fund	218,100	27.4
Dividend Growth Fund	470,565	28.1
Large Cap Growth Fund	416,172	18.8
Mid Cap Growth Fund	3,130,287	18.3
International Growth Fund	758,488	34.2
Small Cap Growth Fund	928,172	12.2
Science and Technology Growth Fund	617,521	44.7
Developing Markets Growth Fund	178,800	18.7

This page has been left blank intentionally.

Sit Balanced Fund

Financial Highlights

	Six Months
	Ended
	December 31,
	2005		Years Ended June 30,
	(Unaudited)		2005	2004	2003	2002
Net Asset Value:
Beginning of period	$14.53		$13.80	$12.47	$12.29	$15.33
Operations:
Net investment income (2)	.12		.26	.21	.29	.36
Net realized and unrealized gains (losses) on investments	.71		.73	1.34	.22	(3.01)
Total from operations	.83		.99	1.55	.51	(2.65)
Distributions to Shareholders:
From net investment income	(.18)		(.26)	(.22)	(.33)	(.38)
From realized gains	—		—	—	—	(.01)
Total distributions	(.18)		(.26)	(.22)	(.33)	(.39)
Net Asset Value:
End of period	$15.18		$14.53	$13.80	$12.47	$12.29
Total investment return (1)	5.77%		7.28%	12.53%	4.43%	(17.62%)
Net assets at end of period (000’s omitted)	$12,078		$12,251	$12,441	$16,065	$17,825

Ratios:
Expenses to average daily net assets	1.00	% (3)	1.00%	1.00%	1.00%	1.00%
Net investment income to average daily net assets	1.66	% (3)	1.84%	1.58%	2.54%	2.52%
Portfolio turnover rate (excluding short-term securities)	22.30%		36.32%	44.82%	48.86%	53.53%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)	Percentages for the period ended December 31, 2005 are adjusted to an annual rate.

Sit Dividend Growth Fund

Financial Highlights

	Six Months
	Ended		Year	Six months
	December 31,		Ended	Ended
	2005		June 30,	June 30,
	(Unaudited)		2005	2004
Net Asset Value:
Beginning of period	$11.18		$10.14	$10.00
Operations:
Net investment income (loss) (2)	.14		.21	.08
Net realized and unrealized gains (losses) on investments	.57		1.01	.10
Total from operations	.71		1.22	.18
Distributions to Shareholders:
From net investment income	(.18)		(.18)	(.04)
From realized gains	(.14)		—	—
Total distributions	(.32)		(.18)	(.04)
Net Asset Value:
End of period	$11.57		$11.18	$10.14
Total investment return (1)	6.37%		12.12%	1.75%
Net assets at end of period (000’s omitted)	$19,349		$14,196	$6,872

Ratios:
Expenses to average daily net assets	1.00	% (3)	1.00%	1.00%
Net investment income (loss) to average daily net assets	2.37	% (3)	1.94%	1.79%
Portfolio turnover rate (excluding short-term securities)	20.40%		54.89%	13.67%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)	Percentages are adjusted to an annual rate.

See accompanying notes to financial statements on page 54.

Sit Large Cap Growth Fund

Financial Highlights

	Six Months Ended December 31, 2005 (Unaudited)

			Years Ended June 30,

			2005	2004	2003	2002

Net Asset Value:
Beginning of period	$34.27		$31.96	$26.92	$26.40	$38.99

Operations:
Net investment income (loss) (2)	.03		.16	.01	.02	(.08)
Net realized and unrealized gains (losses) on investments	2.91		2.27	5.05	.50	(12.17)

Total from operations	2.94		2.43	5.06	.52	(12.25)

Distributions to Shareholders:
From net investment income	(.07)		(.12)	(.02)	—	—
From realized gains	—		—	—	—	(.34)

Total distributions	(.07)		(.12)	(.02)	—	(.34)

Net Asset Value:
End of period	$37.14		$34.27	$31.96	$26.92	$26.40

Total investment return (1)	8.57%		7.62%	18.81%	1.97%	(31.63%)

Net assets at end of period (000’s omitted)	$82,419		$69,660	$63,774	$59,324	$63,839

Ratios:
Expenses to average daily net assets	1.00	% (3)	1.00%	1.00%	1.00%	1.00%
Net investment income (loss) to average daily net assets	0.16	% (3)	0.49%	0.02%	0.08%	(0.25%)
Portfolio turnover rate (excluding short-term securities)	12.85%		23.22%	29.71%	33.40%	34.74%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)	Percentages for the period ended December 31, 2005 are adjusted to an annual rate.

Sit Mid Cap Growth Fund

Financial Highlights

	Six Months Ended December 31, 2005 (Unaudited)

			Years Ended June 30,

			2005		2004		2003		2002

Net Asset Value:
Beginning of period	$11.28		$10.23		$8.06		$7.91		$12.37

Operations:
Net investment income (loss) (3)	(.02)		(.07)		(.07)		(.05)		(.07)
Net realized and unrealized gains (losses) on investments	1.50		1.12		2.24		.20		(4.16)

Total from operations	1.48		1.05		2.17		.15		(4.23)

Distributions to Shareholders:	—		—		—		—		—
From net investment income
From realized gains	—		—		—		—		(.23)

Total distributions	—		—		—		—		(.23)

Net Asset Value:
End of period	$12.76		$11.28		$10.23		$8.06		$7.91

Total investment return (1)	13.12%		10.26%		26.92%		1.90%		(34.66%)

Net assets at end of period (000’s omitted)	$217,969		$199,449		$204,946		$170,173		$181,347

Ratios:
Expenses to average daily net assets	1.15	%(2)	1.15	%(2)	1.15	%(2)	1.15	%(2)	1.15	%(2)
Net investment income (loss) to average daily net assets	(0.35	%)(2)	(0.66	%)(2)	(0.71	%)(2)	(0.73	%)(2)	(0.79	%)(2)
Portfolio turnover rate (excluding short-term securities)	17.18%		39.74%		65.14%		53.19%		60.88%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Percentages for the period ended December 31, 2005 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the period ended December 31, 2005 and the years ended June 30, 2005, 2004, 2003, and 2002 the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.45%), (0.76%), (0.81%), (0.83%), and (0.89%), respectively.

(3)	The net investment income (loss) per share is based on average shares outstanding for the period.

See accompanying notes to financial statements on page 54.

Sit International Growth Fund
Financial Highlights

	Six Months Ended December 31, 2005 (Unaudited)

			Years Ended June 30,

			2005		2004		2003		2002

Net Asset Value:
Beginning of period	$12.31		$11.24		$9.39		$10.79		$14.61

Operations:
Net investment income (loss) (3)	.00		.07		.01		.07		(.03)
Net realized and unrealized gains (losses) on investments	2.16		1.03		1.92		(1.47)		(3.79)

Total from operations	2.16		1.10		1.93		(1.40)		(3.82)

Distributions to Shareholders:
From net investment income	(.07)		(.03)		(.08)		—		—
From realized gains	—		—		—		—		—

Total distributions	(.07)		(.03)		(.08)		—		—

Net Asset Value:
End of period	$14.40		$12.31		$11.24		$9.39		$10.79

Total investment return (1)	17.55%		9.80%		20.63%		(12.97%)		(26.15%)

Net assets at end of period (000’s omitted)	$31,912		$29,152		$34,281		$48,533		$69,820

Ratios:
Expenses to average daily net assets	1.50	% (2)	1.50	% (2)	1.50	% (2)	1.50	% (2)	1.50	% (2)
Net investment income (loss) to average daily net assets	(0.06	%) (2)	0.56	% (2)	0.14	% (2)	0.81	% (2)	(0.22	%) (2)
Portfolio turnover rate (excluding short-term securities)	10.77%		28.27%		44.37%		21.02%		25.78%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	Percentages for the period ended December 31, 2005 are adjusted to an annual rate.
Total Fund expenses are contractually limited to 1.85% of average daily net assets.

However, during the period ended December 31, 2005 and the years ended June 30, 2005, 2004, 2003, and 2002, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have have been (0.41%), 0.21%, (0.21%), 0.46%, and (0.57%), respectively.

(3)	The net investment income (loss) per share is based on average shares outstanding for the period.

Sit Small Cap Growth Fund

Financial Highlights

	Six Months Ended December 31, 2005 (Unaudited)

			Years Ended June 30,

			2005	2004	2003	2002

Net Asset Value:
Beginning of period	$27.74		$25.29	$21.64	$21.06	$28.99

Operations:
Net investment income (loss) (2)	(.10)		(.27)	(.27)	(.18)	(.24)
Net realized and unrealized gains (losses) on investments	4.04		2.72	3.92	.76	(7.65)

Total from operations	3.94		2.45	3.65	.58	(7.89)

Distributions to Shareholders:
From realized gains	—		—	—	—	(.04)

Total distributions	—		—	—	—	(.04)

Net Asset Value:
End of period	$31.68		$27.74	$25.29	$21.64	$21.06

Total investment return (1)	14.20%		9.69%	16.87%	2.75%	(27.24%)

Net assets at end of period (000’s omitted)	$240,775		$180,545	$199,810	$182,912	$180,684

Ratios:
Expenses to average daily net assets	1.50	% (3)	1.50%	1.50%	1.50%	1.50%
Net investment income (loss) to average daily net assets	(0.63	%) (3)	(1.08%)	(1.10%)	(1.00%)	(0.99%)
Portfolio turnover rate (excluding short-term securities)	20.58%		33.75%	65.79%	59.98%	65.25%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)	Percentages for the period ended December 31, 2005 are adjusted to an annual rate.

See accompanying notes to financial statements on page 54.

Sit Science and Technology Growth Fund
Financial Highlights

	Six Months Ended December 31, 2005 (Unaudited)

			Years Ended June 30,

			2005		2004		2003		2002

Net Asset Value:
Beginning of period	$9.14		$10.02		$8.05		$7.52		$15.23

Operations:
Net investment income (loss) (3)	(.06)		(.09)		(.11)		(.07)		(.12)
Net realized and unrealized gains (losses) on investments	1.48		(.79)		2.08		.60		(7.58)

Total from operations	1.42		(.88)		1.97		.53		(7.70)

Distributions to Shareholders:
From net investment income	—		—		—		—		—
From realized gains	—		—		—		—		(.01)

Total distributions	—		—		—		—		(.01)

Net Asset Value:
End of period	$10.56		$9.14		$10.02		$8.05		$7.52

Total investment return (1)	15.54%		(8.78%)		24.47%		7.05%		(50.57%)

Net assets at end of period (000’s omitted)	$14,566		$14,542		$19,054		$15,200		$14,018

Ratios:
Expenses to average daily net assets	1.35	% (2)	1.35	% (2)	1.35	% (2)	1.35	% (2)	1.35	% (2)
Net investment income (loss) to average net assets	(1.11	%) (2)	(0.99	%) (2)	(1.20	%) (2)	(1.05	%) (2)	(1.06	%) (2)
Portfolio turnover rate (excluding short-term securities)	20.59%		37.55%		55.54%		49.67%		76.78%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Percentages for the period ended December 31, 2005 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the period ended December 31, 2005 and the years ended June 30, 2005, 2004, 2003, and 2002, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (1.26%), (1.14%), (1.35%), (1.20%), and (1.21%), respectively.

(3)	The net investment income (loss) per share is based on average shares outstanding for the period.

Sit Developing Markets Growth Fund

Financial Highlights

	Six Months Ended December 31, 2005 (Unaudited)

			Years Ended June 30,

			2005	2004	2003	2002

Net Asset Value:
Beginning of period	$12.97		$9.89	$8.12	$8.10	$9.17

Operations:
Net investment income (loss) (2)	(.01)		.06	.04	.02	(.02)
Net realized and unrealized gains (losses) on investments	3.10		3.04	1.78	—	(1.05)

Total from operations	3.09		3.10	1.82	.02	(1.07)

Distributions to Shareholders:
From net investment income	(.06)		(.02)	(.05)	—	—
From realized gains	—		—	—	—	—

Total distributions	(.06)		(.02)	(.05)	—	—

Net Asset Value:
End of period	$16.01		$12.97	$9.89	$8.12	$8.10

Total investment return (1)	23.87%		31.32%	22.48%	0.25%	(11.66%)

Net assets at end of period (000’s omitted)	$15,281		$10,575	$8,030	$8,577	$11,250

Ratios:
Expenses to average daily net assets	2.00	% (3)	2.00%	2.00%	2.00%	2.00%
Net investment income (loss) to average daily net assets	(0.14	%) (3)	0.55%	0.37%	0.31%	(0.20%)
Portfolio turnover rate (excluding short-term securities)	4.30%		29.54%	33.72%	6.61%	25.40%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)	Percentages for the period ended December 31, 2005 are adjusted to an annual rate.

See accompanying notes to financial statements on page 54.

Expense Example (Unaudited)

          As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2005 to December 31, 2005.

Actual Expenses

          The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Balanced Fund	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period* (7/1/05 - 12/31/05)
Actual	$1,000.00	$1,057.70	$5.16
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.06
* Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Dividend Growth Fund	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period* (7/1/05 - 12/31/05)
Actual	$1,000.00	$1,063.70	$5.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.06
* Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Expense Example (Continued)

Large Cap Growth Fund	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period* (7/1/05 - 12/31/05)
Actual	$1,000.00	$1,085.70	$5.23
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.06
* Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Mid Cap Growth Fund	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period* (7/1/05 - 12/31/05)
Actual	$1,000.00	$1,131.20	$6.14
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.82
* Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

International Growth Fund	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period* (7/1/05 - 12/31/05)
Actual	$1,000.00	$1,175.50	$8.18
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.59
* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Small Cap Growth Fund	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period* (7/1/05 - 12/31/05)
Actual	$1,000.00	$1,142.00	$8.05
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.59
* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Science and Technology Growth Fund	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period* (7/1/05 - 12/31/05)
Actual	$1,000.00	$1,155.40	$7.29
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.83
* Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Expense Example (Continued)

Developing Markets Growth Fund	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period* (7/1/05 - 12/31/05)
Actual	$1,000.00	$1,238.70	$11.22
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.10
* Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Additional Information

PROXY VOTING

          Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting polices and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.
          Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available 1) without charge upon request by calling the Funds at 1-800-332-5580; and 2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

          The Funds’ annual and semi-annual reports include complete lists of each portfolio’s holdings. For the first and third quarters of each fiscal year, the Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) on Forms N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Funds’ Forms N-Q is also available without charge upon request by calling the Funds at 1-800-332-5580.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

          At their joint meeting held on October 17, 2005 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mid Cap Growth Fund, Inc. dated November 1, 1996; Sit Large Cap Growth Fund, Inc. dated November 1, 1996; Sit Mutual Funds Inc., dated November 1, 1992; (the “Advisory Agreements”); and with respect to the Sit International Growth Fund and the Sit Developing Markets Growth Fund, also unanimously approved the continuation for another one year period the sub-advisory agreements entered into by and between SIA and Sit/Kim International Investment Associates, Inc. (“Sit/Kim”) dated March 31, 1992 and March 31, 1994 (the “Sub-Advisory Agreements,” and the Advisory Agreements and Sub-Advisory Agreements jointly referred to as the “Agreements”).
          The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to both the Boards’ selection of SIA as the investment adviser and Sit/Kim as the sub-adviser, and the Boards’ approval of the fees to be paid under the Agreements. Reference to SIA includes Sit/Kim with respect to the Sit International Growth Fund and the Sit Developing Markets Growth Fund.

Investment Adviser Criteria
           The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser, including the following:

Additional Information (Continued)

Investment Philosophy and Process

          The Directors considered SIA’s philosophy of managing assets. With respect to equity securities, SIA identifies growth-oriented securities issued by companies with the potential for earnings growth at a faster rate than the general economy and market index. SIA believes that earnings growth is the primary determinant of superior long-term returns for equity securities, and invests in companies it believes exhibit above market and consistent growth as well as conservative and cyclical growth companies. SIA’s actively managed portfolios not only concentrate on the best growth opportunities but do so at reasonable valuation levels. The Directors determined that the Stock Funds’ investment objectives are consistent with SIA’s investment philosophy and growth style. The Directors reviewed the Stock Funds’ portfolio characteristics, and noted that SIA has consistently managed the Stock Funds in a growth style and the Directors found no indication of style drift away from growth stocks over market cycles. The Directors noted that during the past three years during which growth stocks have under-performed relative to value stocks, many funds with a stated growth style objective have actually strayed from the growth style and invested a portion of their portfolios in value stocks. This has been especially true with funds investing in international equity securities. In these instances, the Stock Funds may at times not rank favorably in comparisons with other funds investing in value stocks because the Stock Funds were disciplined in maintaining their growth style.
          The Directors discussed SIA’s consistent and well-defined investment process. With respect to equity securities, SIA utilizes a team based top-down and bottom-up investment decision making process.

Investment Professionals
          The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior founding professionals are actively involved in the investment process and have led the organization since its inception in 1981 which has provided not only organizational stability, but a consistent portfolio management style. The senior professionals of SIA are among the most experienced professionals in the industry.
          The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $6 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance
          The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as equity growth funds.
          Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors
          The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance

          The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses
          The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements, both before and after the voluntary waiver of fees by SIA with respect to the Mid Cap Growth Fund, International Growth Fund, and Science & Technology Fund. The Directors reviewed the average and median expense ratios of mutual funds within the same investment category for each Fund. The Directors noted that each Fund’s total expense ratio compares favorably to the total expense ratios of other no-load funds within the Fund’s Morningstar category, and are lower than the average total expense ratio for the full Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.
          The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. It was noted that three of the fixed-income funds have tiered investment fee schedules after SIA’s voluntary fee waiver. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the limited size of the Funds, negotiating a graduated fee structure for each Fund is unnecessary since it is unlikely that the size of the Funds will increase enough to justify a graduated fee schedule within the near future.
          The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.
          The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.
          The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services

          The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.
          Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

A Look at Sit Mutual Funds

          Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $6.5 billion for some of America’s largest corporations, foundations and endowments.

          Sit Mutual Funds are comprised of thirteen no-load Funds. The Stock Funds, excluding the Balanced Fund, charge a 2% redemption fee on shares held less than 30 days.

Sit Mutual Funds offer:

•	Free telephone exchange
•	Dollar-cost averaging through an automatic investment plan
•	Electronic transfer for purchases and redemptions
•	Free checkwriting privileges on bond funds
•	Retirement accounts including IRAs and 401(k) plans

S E M I - A N N U A L R E P O R T S T O C K F U N D S Six Months Ended December 31, 2005
INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR
SIA Securities Corp.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN
PFPC Trust Company
P.O. Box 9763
Providence, RI 02940

TRANSFER AGENT AND
DISBURSING AGENT
PFPC, Inc.
P.O. Box 9763
Providence, RI 02940

AUDITORS
KPMG LLP
90 South Seventh Street, Suite 4200
Minneapolis, MN 55402

LEGAL COUNSEL
Dorsey & Whitney LLP
220 South Sixth Street, Suite 1500
Minneapolis, MN 55402

INVESTMENT SUB-ADVISER
(Developing Markets Growth Fund and
International Growth Fund)
Sit/Kim International Associates, Inc.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

Item 2:   Code of Ethics.
Not applicable to Semi-Annual Report.

Item 3:   Audit Committee Financial Expert.
Not applicable to Semi-Annual Report.

Item 4:   Principal Accountant Fees and Services.
Not applicable to Semi-Annual Report.

Item 5:   Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Companies.
Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.
(a)    Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)    There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:   Exhibits.
(a)    The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)    Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT MID CAP GROWTH FUND, INC.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date   February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date   February 28, 2006

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit Chairman

Date   February 28, 2006

Item 2:   Code of Ethics.
Not applicable to Semi-Annual Report.

Item 3:   Audit Committee Financial Expert.
Not applicable to Semi-Annual Report.

Item 4:   Principal Accountant Fees and Services.
Not applicable to Semi-Annual Report.

Item 5:   Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Companies.
Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.
(a)    Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)    There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:   Exhibits.
(a)    The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)    Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT LARGE CAP GROWTH FUND, INC.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date   February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date   February 28, 2006

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit Chairman

Date   February 28, 2006

Item 2:   Code of Ethics.
Not applicable to Semi-Annual Report.

Item 3:   Audit Committee Financial Expert.
Not applicable to Semi-Annual Report.

Item 4:   Principal Accountant Fees and Services.
Not applicable to Semi-Annual Report.

Item 5:   Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Companies.
Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.
(a)    Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)    There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:   Exhibits.
(a)    The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)    Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT MUTUAL FUNDS, INC.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date   February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date   February 28, 2006

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit Chairman

Date   February 28, 2006